EXHIBIT 10.11



                              AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

                          DATED AS OF DECEMBER 23, 1999

                                 BY AND BETWEEN

                             HPTSHC PROPERTIES TRUST
                                   AS LANDLORD

                                       AND

                      SUMMERFIELD HPT LEASE COMPANY, L.P.,
                                    AS TENANT




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                                                 Table of Contents

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ARTICLE 1  DEFINITIONS............................................................................................1
                  1.1      "Accountants"..........................................................................1
                  1.2      "Additional Rent"......................................................................1
                  1.3      "Additional Charges"...................................................................1
                  1.4      "Adjusted Purchase Price"..............................................................1
                  1.5      "Affiliated Person"....................................................................2
                  1.6      "Agreement"............................................................................2
                  1.7      "Applicable Laws"......................................................................2
                  1.8      "Assignment Agreement".................................................................2
                  1.9      "Award"................................................................................2
                  1.10     "Base Total Hotel Sales"...............................................................3
                  1.11     "Base Year"............................................................................3
                  1.12     "Business Day".........................................................................3
                  1.13     "Capital Addition".....................................................................3
                  1.14     "Capital Expenditure"..................................................................3
                  1.15     "Claim"................................................................................3
                  1.16     "Code".................................................................................3
                  1.17     "Commencement Date"....................................................................3
                  1.18     "Condemnation".........................................................................3
                  1.19     "Condemnor"............................................................................4
                  1.20     "Consolidated Financials"..............................................................4
                  1.21     "Date of Taking".......................................................................4
                  1.22     "Default"..............................................................................4
                  1.23     "Disbursement Rate"....................................................................4
                  1.24     "Distribution".........................................................................4
                  1.25     "Encumbrance"..........................................................................4
                  1.26     "Entity"...............................................................................4
                  1.27     "Environment"..........................................................................5
                  1.28     "Environmental Obligation".............................................................5
                  1.29     "Environmental Notice".................................................................5
                  1.30     "Event of Default".....................................................................5
                  1.31     "Excess Total Hotel Sales".............................................................5
                  1.32     "Extended Terms".......................................................................5
                  1.33     "FF&E Bank"............................................................................5
                  1.34     "FF&E Estimate"........................................................................5
                  1.35     "FF&E Funded Amount"...................................................................5
                  1.36     "FF&E Reserve".........................................................................5
                  1.37     "Financial Officer's Certificate"......................................................5
                  1.38     "Fiscal Year"..........................................................................5
                  1.39     "Fixed Term"...........................................................................5
                  1.40     "Fixtures".............................................................................5
                  1.41     "GAAP".................................................................................5
                  1.42     "Government Agencies"..................................................................5

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                  1.43     "Hazardous Substances".................................................................6
                  1.44     "Hotel"................................................................................6
                  1.45     "Hotel Mortgage".......................................................................6
                  1.46     "Hotel Mortgagee"......................................................................7
                  1.47     "Immediate Family".....................................................................7
                  1.48     "Impositions"..........................................................................7
                  1.49     "Incidental Documents".................................................................7
                  1.50     "Indebtedness".........................................................................8
                  1.51     "Insurance Requirements"...............................................................8
                  1.52     "Interest Rate"........................................................................8
                  1.53     "Land".................................................................................8
                  1.54     "Landlord".............................................................................8
                  1.55     "Landlord Liens".......................................................................8
                  1.56     "Lease Guaranty".......................................................................8
                  1.57     "Lease Year"...........................................................................8
                  1.58     "Leased Improvements"..................................................................8
                  1.59     "Leased Intangible Property"...........................................................8
                  1.60     "Leased Personal Property".............................................................9
                  1.61     "Leased Property"......................................................................9
                  1.62     "Legal Requirements"...................................................................9
                  1.63     "Lien".................................................................................9
                  1.64     "Management Agreements"................................................................9
                  1.65     "Manager"..............................................................................9
                  1.66     "Minimum Rent".........................................................................9
                  1.67     "Notice"...............................................................................9
                  1.68     "Officer's Certificate"................................................................9
                  1.69     "Overdue Rate".........................................................................9
                  1.70     "Parent"...............................................................................9
                  1.71     "Patriot"..............................................................................9
                  1.72     "Permitted Encumbrances"..............................................................10
                  1.73     "Permitted Liens".....................................................................10
                  1.74     "Permitted Use".......................................................................10
                  1.75     "Person"..............................................................................10
                  1.76     "Property"............................................................................10
                  1.77     "Purchase Agreements".................................................................10
                  1.78     "Records".............................................................................10
                  1.79     "Rent"................................................................................10
                  1.80     "SEC".................................................................................10
                  1.81     "Security Deposit"....................................................................10
                  1.82     "Separateness Agreement"..............................................................10
                  1.83     "SHC".................................................................................10
                  1.84     "Special Organizational Document Provisions"..........................................10
                  1.85     "State"...............................................................................10

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                  1.86     "Subsidiary"..........................................................................10
                  1.87     "Successor Landlord"..................................................................11
                  1.88     "Tangible Net Worth"..................................................................11
                  1.89     "Tenant"..............................................................................11
                  1.90     "Tenant FF&E Security Agreement"......................................................11
                  1.91     "Tenant General Partner"..............................................................11
                  1.92     "Tenant Pledge Agreement".............................................................11
                  1.93     "Tenant General Partner Pledge Agreement".............................................11
                  1.94     "Tenant Security Agreement"...........................................................11
                  1.95     "Tenant's Personal Property"..........................................................11
                  1.96     "Term"................................................................................12
                  1.97     "Total Hotel Sales"...................................................................12
                  1.98     "Uniform System of Accounts"..........................................................12
                  1.99     "Unsuitable for Its Permitted Use"....................................................12
                  1.100    "Work"................................................................................13
                  1.101    "Wyndham".............................................................................13
ARTICLE 2  LEASED PROPERTY AND TERM..............................................................................13
                  2.1      Leased Property.......................................................................13
                  2.2      Condition of Leased Property..........................................................14
                  2.3      Fixed Term............................................................................14
                  2.4      Extended Term.........................................................................14
                  2.5      Landlord's Early Termination Right....................................................15
ARTICLE 3  RENT..................................................................................................15
                  3.1      Rent..................................................................................15
                           3.1.1    Minimum Rent.................................................................15
                           3.1.2    Additional Rent..............................................................16
                           3.1.3    Additional Charges...........................................................18
                  3.2      Late Payment of Rent, Etc.............................................................19
                  3.3      Net Lease.............................................................................20
                  3.4      No Termination, Abatement, Etc........................................................20
                  3.5      Security Deposit......................................................................21
ARTICLE 4  USE OF THE LEASED PROPERTY............................................................................22
                  4.1      Permitted Use.........................................................................22
                           4.1.1    Permitted Use................................................................22
                           4.1.2    Necessary Approvals..........................................................22
                           4.1.3    Lawful Use, Etc..............................................................22
                  4.2      Compliance with Legal/Insurance Requirements, Etc.....................................23
                  4.3      Environmental Matters.................................................................23
                           4.3.1    Restriction on Use, Etc......................................................23
                           4.3.2    Environmental Report.........................................................24
                           4.3.3    Indemnification of Landlord..................................................24
                           4.3.4    Survival.....................................................................25
ARTICLE 5  MAINTENANCE AND REPAIRS...............................................................................25

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                  5.1      Maintenance and Repair................................................................25
                           5.1.1    Tenant's General Obligations.................................................25
                           5.1.2    FF&E Reserve.................................................................25
                           5.1.3    Landlord's Obligations.......................................................27
                           5.1.4    Nonresponsibility of Landlord, Etc...........................................27
                  5.2      Tenant's Personal Property............................................................28
                  5.3      Yield Up..............................................................................28
                  5.4      Management Agreement..................................................................28
ARTICLE 6  IMPROVEMENTS, ETC.....................................................................................29
                  6.1      Improvements to the Leased Property...................................................29
                  6.2      Salvage...............................................................................30
ARTICLE 7  LIENS.................................................................................................30
                  7.1      Liens.................................................................................30
                  7.2      Landlord's Lien.......................................................................30
ARTICLE 8  PERMITTED CONTESTS....................................................................................31
ARTICLE 9  INSURANCE AND INDEMNIFICATION.........................................................................32
                  9.1      General Insurance Requirements........................................................32
                  9.2      Replacement Cost......................................................................33
                  9.3      Waiver of Subrogation.................................................................33
                  9.4      Form Satisfactory, Etc................................................................33
                  9.5      Blanket Policy........................................................................34
                  9.6      No Separate Insurance.................................................................34
                  9.7      Indemnification of Landlord...........................................................34
ARTICLE 10  CASUALTY.............................................................................................35
                  10.1     Insurance Proceeds....................................................................35
                  10.2     Damage or Destruction.................................................................35
                           10.2.1   Damage or Destruction of Leased Property.....................................35
                           10.2.2   Partial Damage or Destruction................................................35
                           10.2.3   Insufficient Insurance Proceeds..............................................35
                           10.2.4   Disbursement of Proceeds.....................................................36
                  10.3     Damage Near End of Term...............................................................37
                  10.4     Tenant's Property.....................................................................37
                  10.5     Restoration of Tenant's Property......................................................37
                  10.6     No Abatement of Rent..................................................................37
                  10.7     Waiver................................................................................37
ARTICLE 11  CONDEMNATION.........................................................................................38
                  11.1     Total Condemnation, Etc...............................................................38
                  11.2     Partial Condemnation..................................................................38
                  11.3     Abatement of Rent.....................................................................39
                  11.4     Temporary Condemnation................................................................39
                  11.5     Allocation of Award...................................................................39
ARTICLE 12  DEFAULTS AND REMEDIES................................................................................40
                  12.1     Events of Default.....................................................................40

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                  12.2     Remedies..............................................................................42
                  12.3     Tenant's Waiver.......................................................................43
                  12.4     Application of Funds..................................................................43
                  12.5     Landlord's Right to Cure Tenant's Default.............................................43
ARTICLE 13  HOLDING OVER.........................................................................................44
ARTICLE 14  LANDLORD'S NOTICE OBLIGATIONS; LANDLORD DEFAULT......................................................44
                  14.1     Landlord Notice Obligation............................................................44
                  14.2     Landlord's Default....................................................................44
ARTICLE 15  PURCHASE RIGHTS......................................................................................45
                  15.1     First Refusal to Purchase.............................................................45
                  15.2     Purchase by Tenant....................................................................45
                  15.3     Landlord's Option to Purchase Tenant's Personal Property; Transfer of Licenses........46
ARTICLE 16  SUBLETTING AND ASSIGNMENT............................................................................46
                  16.1     Subletting and Assignment.............................................................46
                  16.2     Required Sublease Provisions..........................................................47
                  16.3     Permitted Sublease....................................................................48
                  16.4     Sublease Limitation...................................................................48
ARTICLE 17  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.......................................................48
                  17.1     Estoppel Certificates.................................................................48
                  17.2     Financial Statements..................................................................49
                  17.3     General Operations....................................................................50
ARTICLE 18  LANDLORD'S RIGHT TO INSPECT..........................................................................50
ARTICLE 19  HOTEL MORTGAGES......................................................................................50
                  19.1     Landlord May Grant Liens..............................................................50
                  19.2     Subordination of Lease................................................................50
                  19.3     Notice to Mortgagee and Superior Landlord.............................................52
ARTICLE 20  ADDITIONAL COVENANTS OF TENANT.......................................................................52
                  20.1     Prompt Payment of Indebtedness........................................................52
                  20.2     Conduct of Business...................................................................52
                  20.3     Maintenance of Accounts and Records...................................................52
                  20.4     Notice of Litigation, Etc.............................................................53
                  20.5     Indebtedness of Tenant................................................................53
                  20.6     Financial Condition of Tenant.........................................................54
                  20.7     Distributions, Payments to Affiliated Persons, Etc....................................54
                  20.8     Prohibited Transactions...............................................................54
                  20.9     Liens and Encumbrances................................................................54
                  20.10    Merger; Sale of Assets; Etc...........................................................54
ARTICLE 21  REPRESENTATIONS AND WARRANTIES.......................................................................55
                  21.1     Representations of Tenant.............................................................55
                           21.1.1   Status and Authority of Tenant...............................................55

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                           21.1.2   Action of Tenant.............................................................55
                           21.1.3   No Violations of Agreements..................................................55
                           21.1.4   Litigation...................................................................55
                           21.1.5   Existing Leases, Agreements, Etc.............................................55
                           21.1.6   Disclosure...................................................................56
                           21.1.7   Utilities, Etc...............................................................56
                           21.1.8   Compliance With Law..........................................................56
                           21.1.9   Hazardous Substances.........................................................56
                  21.2     Representations of Landlord...........................................................56
                           21.2.1   Status and Authority of Landlord.............................................56
                           21.2.2   Action of Landlord...........................................................57
                           21.2.3   No Violations of Agreements..................................................57
                           21.2.4   Litigation...................................................................57
                  21.3     Survival, Etc.........................................................................57
ARTICLE 22  MISCELLANEOUS........................................................................................58
                  22.1     Limitation on Payment of Rent.........................................................58
                  22.2     No Waiver.............................................................................58
                  22.3     Remedies Cumulative...................................................................58
                  22.4     Severability..........................................................................58
                  22.5     Acceptance of Surrender...............................................................58
                  22.6     No Merger of Title....................................................................59
                  22.7     Conveyance by Landlord................................................................59
                  22.8     Quiet Enjoyment.......................................................................59
                  22.9     Memorandum of Lease...................................................................59
                  22.10    Notices...............................................................................59
                  22.11    Trade Area Restriction................................................................61
                  22.12    Construction..........................................................................61
                  22.13    Counterparts; Headings................................................................61
                  22.14    Applicable Law, Etc...................................................................61
                  22.15    Nonrecourse...........................................................................62
                  22.16    Confidentiality.......................................................................62
                  22.17    Costs and Expenses....................................................................62
                  22.18    Nonliability of Trustees..............................................................62

EXHIBITS

A-1 through A-15  The Land
B                 .........Allocated Purchase Price
C                 .........Restricted Trade Area
D                 .........Management Agreement

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                                                         vi
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                              AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT


         THIS MASTER LEASE AGREEMENT is entered into as of this ___ day of December, 1999, by and between HPTSHC PROPERTIES TRUST, a Maryland real estate investment trust, as landlord ("Landlord"), and SUMMERFIELD HPT LEASE COMPANY, L.P., a Kansas limited partnership, as tenant ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Landlord owns fee simple title to the Leased Property (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Article 1) described in Exhibits A-1 through A-15.

         WHEREAS, pursuant to that certain Master Lease Agreement (the "Initial Lease") dated as of March 20, 1998, between HPTSHC Properties Trust, a Maryland real estate investment trust ("Landlord"), and Summerfield HPT Lease Company, L.P., a Texas limited partnership ("Tenant"), Landlord leased the Leased Property to Tenant and Tenant leased the Leased Property from Landlord; and

         WHEREAS, Landlord and Tenant wish to amend and restate of the Initial Lease, all subject to and upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend and restate the Initial Lease as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (iii) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, and (iv) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         1.1 "Accountants" shall have the meaning given such term in Section 3.1.2(c).


         1.2 "Additional Rent" shall have the meaning given such term in Section 3.1.2(a).

         1.3  "Additional  Charges"  shall have the  meaning  given such term in
Section 3.1.3.

         1.4 "Adjusted Purchase Price" shall mean, for any Property, the amount allocated to such Property as set forth on Exhibit B, plus the aggregate amount of all disbursements by

Landlord pursuant to Sections 5.1.3(b), 10.2.3 or 11.2 with respect to such Property, plus any other amount disbursed or advanced by Landlord to finance, or to reimburse Tenant for its financing of, any Capital Addition to such Leased Property.

         1.5 "Affiliated Person" shall mean, with respect to any Person, (a) in the case of any such Person which is a partnership, any partner in such partnership, (b) in the case of any such Person which is a limited liability company, any member of such company, (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in or member of, such Person or any Person referred to in the preceding clauses
(a), (b) and (c), and (e) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (d).

         1.6 "Agreement" shall mean this Amended and Restated Master Lease Agreement, including Exhibits A-1 through A-15, B and C hereto, as it and they may be amended from time to time as herein provided.

         1.7 "Applicable Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health (except those requirements which, by definition, are solely the responsibility of employers) or the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

         1.8 "Assignment Agreement" shall mean the Assignment of Rights under Agreements of Purchase and Sale, dated as of March 20, 1998, between Patriot American Hospitality Partnership, L.P., a Delaware partnership, and Landlord.

         1.9 "Award" shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of any of the Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord, in connection with obtaining any such award).

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         1.10 "Base Total Hotel Sales" with respect to each Property  shall mean
Total Hotel Sales for such Property for the Base Year; provided, however, that in the event that, with respect to any Lease Year, or portion thereof, for any reason (including, without limitation, a casualty or Condemnation) there shall be, for two hundred seventy (270) days or more in any Lease Year, a reduction in the number of rooms at any Hotel or a change in the services provided at any
Hotel   (including,   without   limitation,   closing  of   restaurants  or  the
discontinuation of food or beverage services) from the number of rooms or the services provided during the Base Year, in determining Additional Rent payable with respect to such Lease Year, Base Total Hotel Sales for such Property shall be reduced as follows: (a) in the event of and for the duration of a complete closing of such Hotel following application of any business interruption or Award proceeds collected with respect thereto, Total Hotel Sales during the applicable period of the Base Year throughout the period of such closing shall be subtracted from Base Total Hotel Sales for such Property; (b) in the event of a partial closing of such Hotel affecting any number of guest rooms in such Hotel and following application of any business interruption or Award proceeds collected with respect thereto, Total Hotel Sales for such Property attributable to guest room occupancy or guest room services at such Hotel during the Base Year shall be ratably allocated among all guest rooms in service at such Hotel during the Base Year and all such Total Hotel Sales attributable to rooms no longer in service shall be subtracted from Base Total Hotel Sales throughout the period of such closing; and (c) in the event of any other change in circumstances affecting such Hotel, Base Total Hotel Sales shall be equitably adjusted in such manner as Landlord and Tenant shall reasonably agree.

         1.11 "Base Year" shall mean, with respect to each Property, the 1998 Fiscal Year.

         1.12 "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts or the State of Texas are authorized by law or executive action to close.

         1.13  "Capital   Addition"  shall  mean  any   renovation,   repair  or
improvement to the Leased Property (or portion thereof), the cost of which constitutes a Capital Expenditure.

         1.14 "Capital Expenditure" shall mean any expenditure treated as capital in nature in accordance with GAAP.

         1.15 "Claim" shall have the meaning given such term in Article 8.

         1.16 "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

         1.17 "Commencement Date" shall mean the date of the Initial Lease.

         1.18 "Condemnation" shall mean, with respect to any Property, (a) the exercise of any governmental power with respect to such Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of such Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of such

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Property,  or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting such Property, whether or not the same shall have actually been commenced.

         1.19 "Condemnor" shall mean any public or quasi-public authority, or private corporation or Person, having the power of Condemnation.

         1.20 "Consolidated Financials" shall mean:


                  (a) for any Fiscal Year or other accounting period of Tenant, annual audited and quarterly unaudited financial statements of Tenant, including Tenant's balance sheet and the related statements of income and cash flow; and

                  (b) for any Fiscal Year or other accounting period of Wyndham, annual audited and quarterly unaudited financial statements of Wyndham prepared on a consolidated basis, including Wyndham's consolidated balance sheet and the related statements of income and cash flow;

in each case in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, and prepared in accordance with GAAP throughout the periods reflected.

         1.21 "Date of Taking" shall mean the date the Condemnor has the right to possession of such Property, or any portion thereof, in connection with a Condemnation.

         1.22 "Default" shall mean any event or condition which with the giving of notice and/or lapse of time may ripen into an Event of Default.

         1.23 "Disbursement Rate" shall mean an annual rate of interest equal to the greater of, as of the date of determination, (i) the Interest Rate and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred fifty (350) basis points.

         1.24 "Distribution" shall mean (a) any declaration or payment of any dividend (except dividends payable equity interests in Tenant) on or in respect of any equity interests in Tenant, (b) any purchase, redemption, retirement or other acquisition of any equity interests in an Entity, (c) any other distribution on or in respect of any equity interests in an Entity, or (d) any return of capital to equity interest holders.

         1.25 "Encumbrance" shall have the meaning given such term in Section 19.1.

         1.26  "Entity"   shall  mean  any   corporation,   general  or  limited
partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

         1.27 "Environment" shall mean soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

         1.28 "Environmental Obligation" shall have the meaning given such term in Section 4.3.1.

         1.29  "Environmental  Notice" shall have the meaning given such term in
Section 4.3.1.

         1.30  "Event of  Default"  shall  have the  meaning  given such term in
Section 12.1.

         1.31 "Excess Total Hotel Sales" shall mean, with respect to any Lease Year, or portion thereof, the amount of Total Hotel Sales for such Lease Year, or portion thereof, in excess of Base Total Hotel Sales for the equivalent period.

         1.32 "Extended Terms" shall have the meaning given such term in Section 2.4.

         1.33 "FF&E Bank" means Bank One Texas, N.A. or other bank designated by Tenant and approved by Landlord.

         1.34 "FF&E Estimate" shall have the meaning given such term in Section 5.1.2(c).

         1.35 "FF&E Funded Amount" shall mean $2,000,000.

         1.36 "FF&E Reserve" shall have the meaning given such term in Section 5.1.2(a).

         1.37 "Financial Officer's Certificate" shall mean, as to any Person, a certificate of the chief financial officer or chief accounting officer (or such officers' authorized designee) of such Person, duly authorized, accompanying the financial statements required to be delivered by such Person pursuant to Section 17.2, in which such officer shall certify (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of such Person at and as of the dates thereof and the results of its and their operations for the periods covered thereby, and (b) certify that no Event of Default has occurred and is continuing hereunder.

         1.38 "Fiscal Year" shall mean the calendar year.

         1.39 "Fixed  Term"  shall have the  meaning  given such term in Section
2.3.

         1.40  "Fixtures"  shall  have the  meaning  given  such term in Section
2.1(d).

         1.41  "GAAP"  shall  mean  generally  accepted  accounting   principles
consistently applied.

         1.42 "Government Agencies" shall mean any court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or any State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or such Property or any portion thereof or the Hotel operated thereon.

         1.43 "Hazardous Substances" shall mean any substance:

                  (a) the presence of which requires or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

                  (b) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.) and the regulations promulgated thereunder; or

                  (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or

                  (d) the presence of which on such Property causes or materially threatens to cause an unlawful nuisance upon such Property or to adjacent properties or poses or materially threatens to pose a hazard to such Property or to the health or safety of persons on or about such Property; or

                  (e) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

                  (f)  without   limitation,   which  contains   polychlorinated
         biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

                  (g) without limitation, which contains or emits radioactive particles, waves or material; or

                  (h) without limitation, constitutes materials which are now or may hereafter be subject to regulation pursuant to any Applicable Laws promulgated by any Government Agencies.

         1.44 "Hotel" shall mean, with respect to any Property described on Exhibits A-1 through A-15, the all suites hotel being operated on such Property.

         1.45 "Hotel Mortgage" shall mean any Encumbrance placed upon the Leased Property in accordance with Article 19.

         1.46 "Hotel Mortgagee" shall mean the holder of any Hotel Mortgage.

         1.47 "Immediate Family" shall mean, with respect to any individual, such individual's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

         1.48 "Impositions" shall mean collectively, all taxes (including, without limitation, all taxes imposed under the laws of the relevant State, as such laws may be amended from time to time, and all ad valorem, sales and use, or similar taxes as the same relate to or are imposed upon Landlord, Tenant or the business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof), water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord's interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof by Tenant; provided, however, that nothing contained herein shall be construed to require Tenant to pay (i) any tax based on net income imposed on Landlord, (ii) any net revenue tax of Landlord, (iii) any transfer fee or other tax imposed with respect to the sale, exchange or other disposition by Landlord of the Leased Property or the proceeds thereof, (iv) any single business, gross receipts tax, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, (v) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations pursuant to Section 3.1.3, (vi) any Impositions imposed on Landlord that are a result of Landlord not being considered a "United States person" as defined in Section 7701(a)(30) of the Code, (vii) any Impositions that are enacted or adopted by their express terms as a substitute for any tax that would not have been payable by Tenant pursuant to the terms of this Agreement or
(viii) any Impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement governing Landlord's conduct or operation or as a result of the gross negligence or willful misconduct of Landlord.

         1.49 "Incidental Documents" shall mean, collectively, the Assignment Agreement, the Agreement to Lease, the Tenant Security Agreement, the Tenant Pledge Agreement, the Tenant General Partner Pledge Agreement, the Tenant FF&E Security Agreement, the Separateness Agreement, the Lease Guaranty, and any other agreements from time to time entered into with respect to this Agreement, as they may be amended from time to time.

         1.50 "Indebtedness" shall mean, with respect to any Person, all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on such Person's balance sheet as liabilities.

         1.51 "Insurance Requirements" shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or the Leased Property.

         1.52 "Interest Rate" shall mean ten percent (10%) per annum.

         1.53 "Land" shall have the meaning given such term in Section 2.1(a).

         1.54 "Landlord" shall have the meaning given such term in the preambles to this Agreement and shall also include its permitted successors and assigns.

         1.55 "Landlord Liens" shall mean liens on or against the Leased Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner of a direct or indirect interest in the Leased Property, or which result from any violation by Landlord of any terms of this Agreement or the Purchase Agreement, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased Property; provided, however, that "Landlord Lien" shall not include any lien resulting from any tax for which Tenant is obligated to pay or indemnify Landlord against until such time as Tenant shall have already paid to or on behalf of Landlord the tax or the required indemnity with respect to the same.

         1.56 "Lease Guaranty" shall mean the Lease Guaranty, dated as of the date hereof, made by the general partner of Tenant for the benefit of Landlord, as it may be amended from time to time.

         1.57 "Lease Year" shall mean any Fiscal Year or portion thereof, commencing with the 1998 Fiscal Year, during the Term.

         1.58 "Leased  Improvements"  shall have the meaning  given such term in
Section 2.1(b).

         1.59 "Leased Intangible Property" shall mean all hotel licensing agreements and other service contracts, equipment leases, booking agreements and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Leased Property to which Landlord is a party; all books, records and files relating to the leasing, maintenance, management or operation of the Leased Property belonging to Landlord; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits, trade names, service marks, telephone exchange numbers identified with the Leased Property, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character belonging to Landlord with respect to the Leased Property.

         1.60 "Leased Personal Property" shall have the meaning given such term in Section 2.1(e).

         1.61  "Leased  Property"  shall  have the  meaning  given  such term in
Section 2.1.

         1.62 "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting any Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary to operate any Property for its Permitted Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting any Property, including those which may (i) require material repairs, modifications or alterations in or to any Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord's status as a real estate investment trust.

         1.63 "Lien" shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors.

         1.64 "Management Agreements" shall mean the Management Agreements, set forth in Exhibit D, between Tenant and Manager, together with all permitted amendments, modifications and supplements thereto.

         1.65 "Manager" shall mean Wyndham Management Corporation (or other direct or indirect Subsidiary of Wyndham), and its permitted successors and assigns.

         1.66 "Minimum Rent" shall mean, with respect to each calendar month, the sum of $2,083,334, which amount shall be allocated among the Properties in accordance with their Allocable Purchase Prices

         1.67  "Notice"  shall mean a notice  given in  accordance  with Section
22.10.

         1.68 "Officer's Certificate" shall mean a certificate signed by an officer of the certifying Entity duly authorized by the board of directors of the certifying Entity.

         1.69 "Overdue Rate" shall mean, on any date, a per annum rate of interest equal to the lesser of fifteen percent (15%) and the maximum rate then permitted under applicable law.

         1.70 "Parent" shall mean, with respect to any Person, any Person which owns directly, or indirectly through one or more Subsidiaries or Affiliated Persons, five percent (5%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

         1.71 "Patriot" shall mean Patriot American Hospitality, Inc., a Delaware corporation, and all permitted successors and assignees of such corporation.

         1.72 "Permitted Encumbrances" shall mean, with respect to each Property, all rights, restrictions, and easements of record set forth on Schedule B to the applicable owner's title insurance policy issued to Landlord in connection with the Landlord's acquisition of such Leased Property, plus any other such encumbrances as may have been consented to in writing by Landlord from time to time.

         1.73 "Permitted  Liens" shall mean any Liens granted in accordance with
Section 20.9(a).

         1.74 "Permitted Use" shall mean, with respect to any Property any use of the Leased Property permitted pursuant to Section 4.1.1.

         1.75 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         1.76 "Property" shall have the meaning given such term in Section 2.1.

         1.77 "Purchase Agreements" shall mean those fifteen Agreements of Purchase and Sale, each dated as of March 18, 1998, by and between Patriot and the Kansas limited partnership identified therein as "Summerfield".

         1.78 "Records" shall have the meaning given such term in Section 7.2.

         1.79 "Rent" shall mean, collectively, the Minimum Rent, Additional Rent and Additional Charges.

         1.80 "SEC" shall mean the Securities and Exchange Commission.

         1.81  "Security  Deposit"  shall  have the  meaning  given such term in
Section 3.5.

         1.82 "Separateness Agreement" shall mean that certain Amended and Restated Separateness Agreement, dated as of the date hereof (and as the same may be amended from time to time) among Tenant, Summerfield HPT Lease Company, L.L.C., Patriot American Hospitality Partnership, L.P., PAH LP, Inc. and PAH GP, Inc. for the benefit of (i) Landlord and Hospitality Properties Trust, among others, and (ii) Locke Liddell & Sapp LLP.

         1.83 "SHC" shall mean Summerfield Hotel Corporation, a Delaware corporation.

         1.84 "Special Organizational Document Provisions" shall mean, collectively, provisions similar to Sections 1.02 and 3.03 of Tenant's Agreement of Limited Partnership and Sections 3, 9, 10 and 13 of the Operating Agreement of the general partner of Tenant.

         1.85 "State" shall mean, with respect to any Property, the state, commonwealth or district in which the such Property is located.

         1.86  "Subsidiary"  shall mean, with respect to any Person,  any Entity
(a) in which such Person owns directly, or indirectly through one or more Subsidiaries, more than fifty percent

(50%) of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

         1.87  "Successor  Landlord"  shall have the meaning  given such term in
Section 19.2.

         1.88 "Tangible Net Worth" shall mean, for any Person, the excess of total assets over total liabilities, total assets and total liabilities of such Person to be determined in accordance with GAAP, excluding, however, from the determination of total assets: (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles;
(b) all deferred charges or unamortized debt discount and expense; (c) all reserves carried and not deducted from assets; (d) treasury stock and capital stock, obligations or other securities of, or capital contributions to, or investments in, any Subsidiary; (e) securities which are not readily marketable;
(f) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the Commencement Date; (g) deferred gain; and (h) any items not included in clauses (a) through (g) above that are treated as intangibles in conformity with GAAP; excluding, however, from the determination of total liabilities accrued fees payable to the Manager in accordance with the Management Agreement that are subordinated to the payment of Rents hereunder in accordance with Section 5.4.

         1.89 "Tenant" shall have the meaning given such term in the preambles to this Agreement and shall also include its permitted successors and assigns.

         1.90 "Tenant FF&E Security Agreement" shall mean the Assignment and Security Agreement, dated as of the date hereof, made by Tenant for the benefit of Landlord, as it may be amended from time to time.

         1.91 "Tenant General Partner" shall mean Summerfield HPT Lease Company L.L.C., a Delaware limited liability company.

         1.92 "Tenant Pledge Agreement" shall mean the Confirmation and Restatement of Partnership Interest Pledge Agreement, dated as of the date hereof, as the same made by the partners of Tenant to Landlord, as the same may be amended from time to time.

         1.93 "Tenant General Partner Pledge Agreement" shall mean the Confirmation and Restatement of Membership Interest Pledge Agreement, dated as of the date hereof, made by Patriot American Hospitality Partnership, L.P., the sole member of Tenant General Partner, to Landlord.

         1.94 "Tenant Security Agreement" shall mean the Confirmation and Restatement of Security Agreement, dated as of the date hereof, made by Tenant for the benefit of Landlord, as it may be amended from time to time.

         1.95 "Tenant's Personal Property" shall mean all motor vehicles and consumable inventory and supplies, furniture, furnishings, movable walls and partitions, equipment and machinery and all other tangible personal property of Tenant, if any, acquired by Tenant on and after the date hereof and located at the Leased Property or used in Tenant's business at the

Leased Property and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Fixtures or Leased Personal Property.

         1.96 "Term" shall mean, collectively, the Fixed Term and the Extended Terms, to the extent properly exercised pursuant to the provisions of Section 2.4, unless sooner terminated pursuant to the provisions of this Agreement.

         1.97 "Total Hotel Sales" shall mean, with respect to each Property, for each Fiscal Year during the Term, all revenues and receipts of every kind derived by Tenant or any subtenant from operating such Property and parts thereof, including, but not limited to: income (from both cash and credit transactions) (after deductions for bad debts, and discounts for prompt or cash payments and refunds) from rental of rooms, stores, offices, meeting, exhibit or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); income from vending machines; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise (other than proceeds from the sale of furnishings, fixture and equipment no longer necessary to the operation of any Hotel, which shall be deposited in the FF&E Reserve); service charges, to the extent not distributed to the employees at such Hotel as gratuities; and proceeds, if any, from business interruption or other loss of income insurance; provided, however, that Total Hotel Sales shall not include the following: gratuities to Hotel employees; federal, state or municipal excise, sales, use or similar taxes collected directly from patrons or guests or included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); Award proceeds (other than for a temporary Condemnation); any proceeds from any sale of such Property or from the refinancing of any debt encumbering such Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of such Hotel; interest which accrues on amounts deposited in the FF&E Reserve; and recoveries against predecessors in title to the extent such recoveries are compensation attributable to items not otherwise includable in the calculation of Total Hotel Sales.

         1.98 "Uniform System of Accounts" shall mean A Uniform System of Accounts for Hotels, Eighth Revised Edition, 1986, as published by the Hotel Association of New York City, as the same may be further revised from time to time.

         1.99 "Unsuitable for Its Permitted Use" shall mean, with respect to any Hotel, a state or condition of such Hotel such that (a) following any damage or destruction involving such Hotel, such Hotel cannot be operated in the good faith judgment of Tenant on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage or destruction, and as otherwise required by Section 10.2.4, within twelve (12) months following such damage or destruction or such shorter period of time as to which business interruption insurance is available to cover Rent and other costs related to the Leased Property following such damage or destruction, or (b) as the result of a partial taking by Condemnation, such Hotel cannot be operated, in the good faith judgment of Tenant or the Manager on a commercially practicable basis for its Permitted Use.

         1.100 "Work" shall have the meaning given such term in Section 10.2.4.

         1.101 "Wyndham" shall mean Wyndham International, Inc., a Delaware corporation, and its permitted successors and assigns.

                                   ARTICLE 2

                            LEASED PROPERTY AND TERM

         2.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord's right, title and interest in and to all of the following (each of items (a) through (g) below which, as of the Commencement Date, relates to any single Hotel, a "Property" and, collectively, the "Leased Property"):

                  (a) those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-15 attached hereto and made a part hereof (the "Land");

                  (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

                  (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

                  (d) all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Fixtures");

                  (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such personal property, except items, if any, included within the category of Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Leased Personal Property");

                  (f) all of the Leased Intangible Property; and

                  (g) any and all leases of space (including any security deposits held by Tenant or the Manager pursuant thereto) in the Leased Improvements to tenants thereof.

         2.2 Condition of Leased Property. Tenant acknowledges receipt and delivery of possession of the Leased Property and Tenant accepts the Leased Property in its "as is" condition, subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, reservations, mineral leases, easements and other matters of record or that are visible or apparent on the Leased Property, all applicable Legal Requirements, the lien of any financing instruments, mortgages and deeds of trust existing prior to the Commencement Date or permitted by the terms of this Agreement, and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. TENANT REPRESENTS THAT IT HAS INSPECTED THE LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD OR LANDLORD'S AGENTS OR EMPLOYEES WITH RESPECT THERETO AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. To the maximum extent permitted by law, however, Landlord hereby assigns to Tenant all of Landlord's rights to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in Landlord's or Tenant's name, all at Tenant's sole cost and expense. Tenant shall indemnify, defend, and hold harmless Landlord from and against any loss, cost, damage or liability (including reasonable attorneys' fees) incurred by Landlord in connection with such cooperation.

         2.3 Fixed Term. The initial term of this Agreement (the "Fixed Term") shall commence on the Commencement Date and shall expire December 31, 2017.

         2.4 Extended Term. Provided that no Event of Default shall have occurred and be continuing, this Agreement shall be in full force and effect, the Term shall be automatically extended for four (4) consecutive renewal terms of twelve (12) years each (collectively, the "Extended Terms"), unless Tenant shall give Landlord Notice, not later than two (2) years prior to the scheduled expiration of the then current Term of this Agreement (Fixed or Extended, as the case may be), that Tenant elects not so to extend the term of this Agreement (and time shall be of the essence with respect to the giving of such Notice).

         Each Extended Term shall commence on the day succeeding the expiration of the Fixed Term or the preceding Extended Term, as the case may be. All of the terms, covenants and provisions of this Agreement shall apply to each such Extended Term, except that Tenant shall have no right to extend the Term beyond the expiration of the Extended Terms. If Tenant shall give Notice that it elects not to extend the Term in accordance with this Section 2.4, this Agreement shall automatically terminate at the end of the Term then in effect and Tenant shall have no further option to extend the Term of this Agreement. Otherwise, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.

         2.5 Landlord's Early Termination Right. Landlord shall have the right, to terminate this Agreement with respect to the Leased Property, subject to and upon the following terms and conditions:

                  (a) Landlord gives Tenant Notice that Landlord reasonably believes that the minimum net worth of Wyndham (determined in accordance with GAAP) is less than or equal to One Billion Dollars ($1,000,000,000); and

                  (b) Within ten (10) days after receipt of the Notice described in clause (a) above, Tenant fails to deliver to Landlord evidence reasonably satisfactory to Landlord that the minimum net worth of Wyndham (determined in accordance with GAAP) exceeds One Billion Dollars ($1,000,000,000).

         In the event Landlord elects so to terminate this Agreement, this Agreement shall so terminate upon the date set forth in such Notice (but in no event less than ten (10) days after the date thereof).

                                   ARTICLE 3

                                      RENT

         3.1 Rent. Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Agreement), Minimum Rent and Additional Rent to Landlord and Additional Charges to the party to whom such Additional Charges are payable, during the Term. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion. Rent for any partial Accounting Period shall be prorated on a per diem basis.

                  3.1.1 Minimum Rent.

                  (a) Minimum Rent shall be paid in advance on the first Business Day of each month; provided, however, that the first payment of Minimum Rent shall be payable on the Commencement Date (and, if applicable, such payment shall be prorated as provided in the last sentence of the first paragraph of Section 3.1).

                  (b) Adjustments of Minimum Rent Following Disbursements Under Sections 5.1.3(b), 10.2.3 or 11.2. Effective on the date of each disbursement to pay for the cost of any repairs, maintenance, renovations or replacements pursuant to Sections 5.1.3(b), 10.2.3 or 11.2 with respect to any Property, the Minimum Rent shall be increased by a per annum amount equal to the Disbursement Rate times the amount so disbursed. If any such disbursement is made during any month on a day other than the first day of a month, Tenant shall pay to Landlord on the first day of the immediately following month (in addition to the amount of Minimum Rent payable with respect to such month, as adjusted pursuant to this paragraph (b)) the amount by which Minimum Rent for the preceding month, as adjusted for such disbursement on a per diem basis, exceeded the amount of Minimum Rent paid by Tenant for such preceding month.

                  (c) Adjustments of Minimum Rent Following Partial Lease Termination. If this Lease shall terminate with respect to any Property but less than all of the Leased Property, Minimum Rent shall be reduced by the affected Property's allocable share of Minimum Rent.

                  3.1.2 Additional Rent.

                  (a) Amount. Commencing with the second Lease Year, for each Lease Year or portion thereof, Tenant shall pay an aggregate amount of additional rent ("Additional Rent") with respect to each Property for such Lease Year in an amount, not less than zero, equal to seven and one-half percent (7.5%) of Excess Total Hotel Sales for such Property.

                  (b) Monthly Installments. Installments of Additional Rent for each Lease Year or portion thereof shall be calculated and paid monthly in arrears. Such payment shall be accompanied by an Officer's Certificate setting forth the calculation of Additional Rent due and payable for such month.

                  (c) Reconciliation of Additional Rent. On or before April 30, 1999, Tenant shall deliver to Landlord an Officer's Certificate setting forth the calculation of Total Hotel Sales for each Property for the Base Year, together with an audit thereof by Ernst & Young LLP, Arthur Anderson and Co., or another "Big Four," so-called, firm of independent certified public accountants proposed by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed) (the "Accountants"). In addition, on or before April 30 of each year, commencing April 30, 2000, Tenant shall deliver to Landlord an Officer's Certificate setting forth the Total Hotel Sales for each Property for the preceding Lease Year and the calculation of Additional Rent payable with respect to such Property for such Lease Year, together with an audit thereof, conducted by the Accountants.

                  If the annual Additional Rent for such preceding Lease Year as shown in the Officer's Certificate exceeds the amount previously paid with respect thereto by Tenant, Tenant shall pay such excess to Landlord at such time as the Officer's Certificate is delivered, together with interest at the Interest Rate, which interest shall accrue from the close of such preceding Lease Year until the date that such certificate is required to be delivered and, thereafter, such interest shall accrue at the Overdue Rate, until the amount of such difference shall be paid or otherwise discharged. If the annual Additional Rent such preceding Lease Year as shown in the Officer's Certificate is less than the amount previously paid with respect thereto by Tenant, provided that no Event of Default shall have occurred and be continuing, Landlord shall grant Tenant a credit against the Rent next coming due in the amount of such difference, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date such credit is applied or paid, as the case may be. If such credit cannot be made because the Term has expired prior to application in full thereof, provided no Event of Default has occurred and is continuing, Landlord shall pay the unapplied balance of such credit to Tenant, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date of payment by Landlord.

                  (d) Confirmation of Additional Rent. Tenant shall utilize, or cause to be utilized, an accounting system for each Property in accordance with its usual and customary practices and in accordance with GAAP, which will accurately record all Total Hotel Sales and Tenant shall retain, for at least three (3) years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all Total Hotel Sales for such Property for such Lease Year. Landlord, at its own expense, except as provided hereinbelow, shall have the right, exercisable by Notice to Tenant within one (1) year after receipt of the applicable Officer's
         Certificate, by its accountants or representatives to audit the information set forth in the Officer's Certificate referred to in subparagraph (c) above and, in connection with such audits, to examine Tenant's and the Manager's books and records with respect thereto (including supporting data and sales and excise tax returns). If any such audit discloses a deficiency in the payment of Additional Rent and, either Tenant agrees with the result of such audit or the matter is otherwise compromised with Landlord, Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Interest Rate, from the date such payment should have been made to the date of payment thereof. If such deficiency, as agreed upon or compromised as aforesaid, is more than four percent (4%) of the Total Hotel Sales reported by Tenant for such Lease Year and, as a result, Landlord did not receive at least ninety-five percent (95%) of the Additional Rent payable with respect to such Lease Year, Tenant shall pay the reasonable cost of such audit and examination. If any such audit discloses that Tenant paid more Additional Rent for any Lease Year than was due hereunder, and either Landlord agrees with the result of such audit or the matter is otherwise determined, provided no Event of Default has occurred and is continuing, Landlord shall grant Tenant a credit equal to the amount of such overpayment against the Rent next coming due in the amount of such difference, as finally agreed or determined, together with interest at the Interest Rate, which interest shall accrue from the time of payment by Tenant until the date such credit is applied or paid, as the case may be. If such a credit cannot be made because the Term has expired before the credit can be applied in full, provided no Event of Default has occurred and is continuing, Landlord shall pay the unapplied balance of such credit to Tenant, together with interest at the Interest Rate, which interest shall accrue from the date of payment by Tenant until the date of payment from Landlord.

                  Any proprietary information obtained by Landlord with respect to Tenant pursuant to the provisions of this Agreement shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct and obtain the agreement of such lenders to maintain such information as confidential. The obligations of Tenant and Landlord contained in this Section 3.1.2 shall survive the expiration or earlier termination of this Agreement.

                  3.1.3 Additional Charges. In addition to the Minimum Rent and Additional Rent payable hereunder, Tenant shall pay to the appropriate parties and discharge as and when due and payable the following (collectively, "Additional Charges"):

                  (a)  Impositions.  Subject to Article 8 relating to  permitted contests, Tenant shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other reasonably satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such
         Imposition) in installments and, in such event, shall pay such installments during the Term as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by Applicable Law, prepare and file all tax returns and pay all taxes due in respect of Landlord's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent required or permitted by Applicable Laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Government Agencies. Provided no Event of Default shall have occurred and be continuing, if any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event Government Agencies classify any property covered by this Agreement as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns for property covered by this Agreement, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. All Impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than the last date on which the same may be made without interest or penalty.

                  Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, that Landlord's failure to give any such notice shall in no way diminish Tenant's obligation hereunder to pay such Impositions (other than any penalties that accrue due to the failure of Landlord to promptly notify Tenant), unless such failure continues for more than twelve (12) months after the date Landlord learned of such Imposition.

                  (b) Utility Charges. Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in connection with the Leased Property.

                  (c) Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

                  (d) Obligations under Purchase Agreements. Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), imposed upon or incurred by or asserted against Landlord under any Purchase Agreement or the Assignment Agreement, excluding, however, (i) the payment of the Purchase Price by Landlord specified in Part 3 of Schedule A1 of each Purchase Agreement, and (ii) any liability of Landlord arising under any Purchase Agreement that is determined, in a final non-appealable judgment by a court of competent jurisdiction, to have resulted from the gross negligence, wilful misconduct or failure of Landlord to perform the obligations of purchaser thereunder that arise after the effective date of the Assignment Agreement.

                  (e) Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities and obligations with respect to the Leased Property and this Agreement, including, without limitation, all amounts payable under any equipment leases and all agreements to indemnify Landlord under Sections 4.3.3 and 9.7.

                  (f) Reimbursement for Additional Charges. If Tenant pays or causes to be paid property taxes or similar or other Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of this Agreement (other than termination by reason of an Event of Default), Tenant may, within a reasonable time after the end of the Term, provide Notice to Landlord of its estimate of such amounts. Landlord shall promptly reimburse Tenant for all payments of such taxes and other similar Additional Charges that are attributable to any period after the Term of this Agreement.

         3.2 Late Payment of Rent, Etc. If any installment of Minimum Rent, Additional Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Landlord) shall not be paid within ten (10) days after its due date, Tenant shall pay Landlord, on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord or any Hotel Mortgagee pursuant to any requirement of this Agreement, Tenant shall be relieved of its obligation to pay such Additional Charges to the Entity to which they would otherwise be due. If any payments due from Landlord to Tenant shall not be paid within ten (10) days after its due date, Landlord shall pay to Tenant, on demand, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment from the due date of such installment to the date of payment thereof.

         In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost which is added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Agreement or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent and Additional Rent.

         3.3 Net Lease. The Rent shall be absolutely net to Landlord so that this Agreement shall yield to Landlord the full amount of the installments or amounts of the Rent throughout the Term, subject to any other provisions of this Agreement which expressly provide otherwise, including those provisions for adjustment or abatement of such Rent.

         3.4 No Termination, Abatement, Etc. Except as otherwise specifically provided in this Agreement, each of Landlord and Tenant, to the maximum extent permitted by law, shall remain bound by this Agreement in accordance with its terms and shall not take any action without the consent of the other to modify, surrender or terminate this Agreement. In addition, except as otherwise expressly provided in this Agreement, Tenant shall not seek, or be entitled to, any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation, (b) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Tenant may have against Landlord by reason of any default (other than a monetary default) or breach of any warranty by Landlord under this Agreement or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (e) for any other cause whether similar or dissimilar to any of the foregoing (other than a monetary default by Landlord); provided, however, that the foregoing shall not apply or be construed to restrict Tenant's rights in the event of any act or omission by Landlord constituting gross negligence or willful misconduct. Except as otherwise specifically provided in this Agreement, Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Agreement or quit or surrender the Leased Property or any portion thereof, or (b) which would entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder. The obligations of each party hereunder shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Agreement. In any instance where, after the occurrence of an Event of

Default, Landlord retains funds which, but for the occurrence of such Event of Default, would be payable to Tenant, Landlord shall refund such funds to Tenant to the extent the amount thereof exceeds the amount necessary to compensate Landlord for any cost, loss or damage incurred in connection with such Event of Default.

         3.5 Security Deposit. Tenant has deposited with Landlord the amount of Fifteen Million Dollars ($15,000,000) (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful observance and performance by Tenant of all the terms, covenants and conditions of this Agreement by Tenant to be observed and performed. The Security Deposit shall not be mortgaged, assigned, transferred or otherwise encumbered by Tenant without the prior written consent of Landlord, and any such act on the part of Tenant without first having obtained Landlord's consent (which consent may be given or withheld by Landlord in Landlord's sole and absolute discretion) shall be without force and effect and shall not be binding upon Landlord.

         If any Event of Default shall occur and be continuing, Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of the Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant and Tenant shall, upon demand, restore the Security Deposit to the original sum deposited. It is understood and agreed that the Security Deposit is not to be considered as prepaid rent, nor shall damages be limited to the amount of the Security Deposit. Should Tenant comply with all the terms, covenants and conditions of this Agreement, the Security Deposit shall be returned in full to Tenant at the end of the Term. Landlord shall have no obligation to pay interest on the Security Deposit and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Agreement, the Security Deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord's grantee, and, if so turned over, Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 3.5 and the return thereof in accordance herewith. No Hotel Mortgagee shall be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless the Security Deposit shall have been received in hand by such holder.

         In the event of bankruptcy or other creditor-debtor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of the Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                                   ARTICLE 4

                           USE OF THE LEASED PROPERTY

4.1      Permitted Use.

                  4.1.1 Permitted Use.

                  (a) Tenant shall, at all times during the Term and at any other time that Tenant shall be in possession of the Leased Property, continuously use and operate, and cause the Manager to use and operate, each Property as a Summerfield Suites Hotel and any uses incidental thereto. Tenant shall not use (and shall direct the Manager not to use) the Leased Property or any portion thereof for any other use without the prior written consent of Landlord. No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Tenant shall, at its sole cost (except as expressly provided in Section 5.1.3(b)), comply (or direct the Manager to comply) with all Insurance Requirements. Tenant shall not take or omit to take (and Tenant shall direct the Manager not to take or omit to take) any action, the taking or omission of which materially impairs the value or the usefulness of any Property or any part thereof for its Permitted Use.

                  (b) Notwithstanding the foregoing, in the event that, in the reasonable determination of Tenant, it shall no longer be economically practical to operate any Property as an all suites hotel, Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the reasons therefor. Thereafter, Landlord and Tenant shall negotiate in good faith to agree on an alternative use for the Property or a replacement property therefor (in which event the affected Property shall be transferred to Tenant or Tenant's designee), appropriate adjustments to the Additional Rent and other related matters; provided, however, in no such event shall the Minimum Rent be reduced or abated.

                  4.1.2 Necessary Approvals. Tenant shall proceed with all due diligence and exercise best efforts to obtain and maintain, and shall direct the Manager to obtain and maintain, all approvals necessary to use and operate, for its Permitted Use, each Property and the Hotel located thereon under applicable law.

                  4.1.3 Lawful Use, Etc. Tenant shall not, and shall direct the Manager not to, use or suffer or permit the use of the Leased Property or Tenant's Personal Property, if any, for any unlawful purpose. Tenant shall not, and shall direct the Manager not to, commit or suffer to be committed any waste on any Property, or in the related Hotel, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not, and shall direct the Manager not to, suffer nor permit any Property, or any portion thereof, to be used in such a manner as (i) might reasonably impair Landlord's title thereto or to any portion thereof, or (ii) may reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of such Property or any portion thereof.

         4.2 Compliance with Legal/Insurance Requirements, Etc. Subject to the provisions of Article 8 and Section 5.1.3(b), Tenant, at its sole expense, shall (or shall direct the Manager to) (i) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of the Leased Property and with the terms and conditions of any ground lease affecting the Leased Property and (ii) procure, maintain and comply with all appropriate licenses, and other authorizations and agreements required for any use of the Leased Property and Tenant's Personal Property, if any, then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

         4.3 Environmental Matters.

                  4.3.1 Restriction on Use, Etc. During the Term and any other time that Tenant shall be in possession of the Leased Property, Tenant shall not (and shall direct the Manager not to) store, spill upon, dispose of or transfer to or from the Leased Property any Hazardous Substance, except in quantities that are customary in normal operation and maintenance of hotel properties, and then only in compliance with all Applicable Laws. During the Term and any other time that Tenant shall be in possession of any Property, Tenant shall maintain (and shall direct the Manager to maintain) such Property at all times free of any Hazardous Substance (except in quantities that are customary in normal operation and maintenance of hotel properties, and then only in compliance with all Applicable Laws). Tenant shall promptly: (a) upon receipt of notice or knowledge and shall direct the Manager upon receipt of notice or knowledge promptly to, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at the Leased Property, (b) transmit to Landlord a copy of any Community Right to Know or similar report which is required to be filed by Tenant or the Manager with respect to the Leased Property pursuant to SARA Title III or any other Applicable Law, and any release notification form filed by Tenant or the Manager with respect to the Leased Property pursuant to CERCLA or any other Applicable Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or the Manager or their respective agents or representatives with respect thereto (collectively, "Environmental Notice"), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a material risk of any material violation of any Applicable Law and/or presents a material risk of any material cost, expense, loss or damage (an "Environmental Obligation"), (d) observe and comply (and direct the Manager to observe and comply) with all Applicable Laws relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, and (e) pay or otherwise dispose of any fine, charge or Imposition related thereto, unless Tenant or the Manager shall contest the same in good faith and by appropriate proceedings and the right to use and the value of the Leased Property is not materially and adversely affected thereby.

         If, at any time prior to the termination of this Agreement, Hazardous Substances in amounts or concentrations requiring investigation or cleanup (other than those maintained in accordance with Applicable Laws) are discovered on the Leased Property, subject to Tenant's and the Manager's right to contest the same in accordance with Article 8, Tenant shall take (and shall direct the Manager to take) all actions and incur any and all expenses, as are required by any Government Agency and by Applicable Law, (i) to clean up and remove from and about the Leased Property all Hazardous Substances thereon, (ii) to contain and prevent any further release or threat of release of Hazardous Substances on or about the Leased Property and (iii) to use good faith efforts to eliminate any further release or threat of release of Hazardous Substances on or about the Leased Property.

                  4.3.2 Environmental Report. From time to time during the Term,
Landlord shall have the right to require an update of the Phase I environmental site assessment reports furnished to Landlord prior to the date hereof with respect to the Leased Property, which report shall be prepared by an environmental engineering firm selected by Landlord. The costs and expenses of such engineering firm shall be divided equally between Landlord and Tenant.

                  4.3.3 Indemnification of Landlord. Tenant shall protect, indemnify and hold harmless Landlord and each Hotel Mortgagee, their trustees, officers, agents, employees and beneficiaries, and any of their respective successors or assigns with respect to this Agreement (collectively, the "Indemnitees" and, individually, an "Indemnitee") for, from and against any and all debts, liens, claims, causes of action, administrative orders or notices, costs, fines, penalties or expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon, incurred by or asserted against any Indemnitee resulting from, either directly or indirectly, the presence during the Term (or any other time Tenant shall be in possession of the Leased Property) in, upon or under the soil or ground water of the Leased Property or any properties surrounding the Leased Property of any Hazardous Substances in violation of any Applicable Law or otherwise, provided that any of the foregoing arises by reason of any failure by Tenant, the Manager or any Person claiming by, through or under Tenant or the Manager to perform or comply with any of the terms of this Section 4.3, except to the extent the same arise from the acts or omissions of Landlord or any other Indemnitee or during any period that Landlord or a Person designated by Landlord (other than Tenant) is in possession of the Leased Property. Tenant's duty herein includes, but is not limited to, costs associated with personal injury or property damage claims as a result of the presence prior to the expiration or sooner termination of the Term and the surrender of the Leased Property to Landlord in accordance with the terms of this Agreement of Hazardous Substances in, upon or under the soil or ground water of the Leased Property. Upon Notice from Landlord and any other of the Indemnitees, Tenant shall undertake the defense, at Tenant's sole cost and expense, of any indemnification duties set forth herein, in which event, Tenant shall not be liable for payment of any duplicative attorneys' fees incurred by any Indemnitee.

         Tenant shall, upon demand, pay to Landlord, as an Additional Charge, any cost, expense, loss or damage (including, without limitation, reasonable attorneys' fees) reasonably incurred by Landlord and arising from a failure of Tenant to observe and perform the requirements of this Section 4.3, which amounts shall bear interest from the date ten (10) days after written demand therefor is given to Tenant until paid by Tenant to Landlord at the Overdue Rate.

                  4.3.4 Survival. The provisions of this Section 4.3 shall survive the expiration or sooner termination of this Agreement.

                                   ARTICLE 5

                             MAINTENANCE AND REPAIRS

         5.1 Maintenance and Repair.

                  5.1.1 Tenant's General Obligations. Tenant shall, at its sole cost and expense (except as expressly provided in Sections 5.1.3(b), 10.2.3 or 11.2), or shall direct the Manager to, keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto (and Tenant's Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant's or the Manager's use, any prior use, the elements or the age of the Leased Property or Tenant's Personal Property or any portion thereof), and shall promptly make (or cause the Manager to make) all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise). All repairs shall be made in a good, workmanlike manner, consistent with the Manager's and industry standards for like hotels in like locales, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to any such work. Tenant shall not take or omit to take (and shall direct the Manager not to take or omit to take) any action, the taking or omission of which would materially and adversely impair the value or the usefulness of the Leased Property or any part thereof for its Permitted Use. Tenant's obligations under this Section
5.1.1 shall be limited in the event of any casualty or Condemnation as set forth in Sections 10.2 and 11.2 and also as set forth in Section 5.1.3(b) and Tenant's obligations with respect to Hazardous Substances are as set forth in Section 4.3.

                  5.1.2 FF&E Reserve.

                  (a) Tenant has established a reserve account (the "FF&E Reserve") for each Hotel in the FF&E Bank. The purpose of the FF&E Reserve is to cover the cost of:

                           (i)   Replacements   and   renewals  to  any  Hotel's
                  furnishings, fixtures and equipment;

                           (ii) Certain  routine  repairs and maintenance to any
                  Hotel building which are normally capitalized under GAAP such as exterior and interior repainting, resurfacing building walls, floors, roofs and parking areas, and replacing folding walls and the like; and

                           (iii) Major repairs, alterations, improvements, renewals or replacements to any Hotel's buildings' structure, roof, or exterior facade, or to its mechanical, electrical, heating, ventilating, air conditioning, plumbing or vertical transportation systems.

                  Tenant agrees that it will, from time to time, execute such reasonable documentation as may be requested by Landlord and any Hotel Mortgagee to assist Landlord and such Hotel Mortgagee in establishing or perfecting the Hotel Mortgagee's security interest in Landlord's residual interest in the funds which are in the FF&E Reserve, it being acknowledged and agreed that the funds in the FF&E Reserve are the property of Tenant; provided, however, that no such documentation shall contain any amendment to or modification of any of the provisions of this Agreement. It is understood and agreed that, during the Term, the FF&E Reserve may not be applied against debts secured by a Hotel Mortgage nor shall any Hotel Mortgagee have the right to approve the release of such funds pursuant to the terms of this Agreement unless and until Landlord shall default in its obligations to such Hotel Mortgagee.

                  (b) Throughout the Term, Tenant shall transfer (as of the end of each month of the Term) into the FF&E Reserve an amount equal to five percent (5%) of aggregate Total Hotel Sales for the Leased Property for such month. Together with the documentation provided to Landlord pursuant to Section 3.1.2(c), Tenant shall deliver to Landlord an Officer's Certificate setting forth the total amount of deposits made to and expenditures from the FF&E Reserve for the preceding Fiscal Year, together with a reconciliation of such expenditures with the applicable FF&E Estimate.

                  (c) Each year, on or before December 1 of the preceding year, Tenant shall prepare an estimate (the "FF&E Estimate") of FF&E Reserve expenditures necessary during the ensuing calendar year and shall submit such FF&E Estimate to Landlord for its review and approval, which approval shall not be unreasonably withheld or delayed. In the event Landlord shall fail to respond within thirty (30) days after receipt of the FF&E Estimate, such FF&E Estimate shall be deemed approved by Landlord. All expenditures from the FF&E Reserve shall be (as to both the amount of each such expenditure and the timing thereof) both reasonable and necessary, given the objective that each Hotel will be maintained and operated to a standard comparable to competitive hotels. All expenditures from the FF&E Reserve may only be used to pay expenditures entered into on an "arm's length" basis with Persons that are not Affiliated Persons of Tenant, in each case without mark-up or the payment of allocated internal costs of Tenant or any Affiliated Person (except for a purchasing fee that may be paid to an Affiliated Person of Tenant in respect of any item purchased with funds from the FF&E Reserve in an amount not to exceed 3.5% of the lower of cost or the fair market value of such item).

                  (d) Tenant shall, consistent with the FF&E Estimate approved by Landlord, from time to time make expenditures from the FF&E Reserve as it deems necessary provided that Tenant shall not materially deviate from the FF&E Estimate approved by Landlord without the prior approval of Landlord, except in the case of emergency where immediate action is necessary to prevent imminent danger to person or property.

                  (e) Upon the expiration or sooner termination of this Agreement, funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve during the Term shall be paid, granted and assigned to Landlord as Additional Charges.

                  (f) The FF&E Funded Amount, together with amounts transferred into the FF&E Reserve in accordance with Section 5.1.2(b) hereof during the 1998 calendar year, shall be used to fund the expenditures identified in the FF&E Estimate for the 1998 calendar year, and to the extent of any excess, subsequent years.

                  5.1.3    Landlord's Obligations.

                  (a) Except as otherwise expressly provided in this Agreement, Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or, except as provided in Sections 5.1.3(b), 10.2 and 11.2, to make any expenditure whatsoever with respect thereto, or to maintain the Leased Property in any way. Except as otherwise expressly provided in this Agreement, Tenant hereby waives, to the maximum extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect on the date hereof or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

                  (b) If, at any time, funds in the FF&E Reserve shall be insufficient for necessary and permitted expenditures thereof or, pursuant to the terms of this Agreement, Tenant is required to make any expenditures in connection with any repair, maintenance or renovation with respect to the Leased Property and the amount of such disbursements or expenditures exceeds the amount on deposit in the FF&E Reserve or such repair, maintenance or renovation is not a permitted expenditure from the FF&E Reserve as described in Section 5.1.2(a)(i),
         (ii) and (iii), Tenant may, at its election, give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required repair, renovation or replacement, the estimated cost thereof and such other information with respect thereto as Landlord may reasonably require. Provided that no Event of Default shall have occurred and be continuing and Tenant shall otherwise comply with the applicable provisions of Article 6, Landlord shall, within ten (10) Business Days after such Notice, subject to and in accordance with the applicable provisions of Article 6, disburse such required funds to Tenant (or, if Tenant shall so elect, directly to the Manager or any other Person performing the required work) and, upon such disbursement, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b); provided, however, that, in the event that Landlord shall elect not to disburse any funds pursuant to this Section 5.1.3(b), Tenant's sole recourse shall be to elect not to make the applicable repair, maintenance or renovation.

                  5.1.4 Nonresponsibility of Landlord, Etc. All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Tenant with respect to the Leased Property, or any part thereof, are hereby charged with notice that liens on the Leased Property or on Landlord's interest therein are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished by Tenant, the Manager or for any other purpose during the term of this Agreement.

         Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Leased Property or any part thereof or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Leased Property or any part thereof nor to subject Landlord's estate in the Leased Property or any part thereof to liability under any Mechanic's Lien Law of any State in any way, it being expressly understood Landlord's estate shall not be subject to any such liability.

         5.2 Tenant's Personal Property. Tenant shall provide and maintain throughout the Term all such Tenant's Personal Property as shall be necessary in order to operate in compliance with applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use and all of such Personal Property shall, upon the expiration or earlier termination of this Agreement, become the property of Landlord. If, from and after the Commencement Date, Tenant acquires an interest in any item of tangible personal property (other than motor vehicles) on, or in connection with, the Leased Property which belongs to anyone other than Tenant, Tenant shall require the agreements permitting such use to provide that Landlord or its designee may assume Tenant's rights and obligations under such agreement upon the termination of this Agreement and the assumption of management or operation of the Hotel by Landlord or its designee.

         5.3 Yield Up. Upon the expiration or sooner termination of this Agreement, Tenant shall vacate and surrender the Leased Property to Landlord in substantially the same condition in which the Leased Property was in on the Commencement Date, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Agreement, reasonable wear and tear excepted (and casualty damage and Condemnation, in the event that this Agreement is terminated following a casualty or total Condemnation in accordance with Article 10 or Article 11 excepted).

         In addition, upon the expiration or earlier termination of this Agreement, Tenant shall, at Landlord's sole cost and expense, use its good faith efforts to transfer to and cooperate with Landlord or Landlord's nominee in connection with the processing of all applications for licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental Entities which may be necessary for the use and operation of the Hotel as then operated. If requested by Landlord, Tenant will direct the Manager to continue to manage any Hotel designated by Landlord after the termination of this Agreement with respect to any Property and for up to one hundred twenty (120) days, on such reasonable terms (which shall include a market rate management fee and an agreement to reimburse the Manager for its reasonable out-of-pocket costs and expenses, and reasonable administrative costs), as Landlord shall reasonably request.

         5.4 Management Agreement. Tenant shall not, without Landlord's prior written consent, amend or modify the provisions of the Management Agreement which provide (i) that all amounts due from Tenant to the Manager shall be subordinate to all amounts due from Tenant to

Landlord (provided that, as long as no Event of Default has occurred and is continuing, Tenant may pay amounts due the Manager under the Management Agreement), (ii) for operation of the Leased Property under the "Summerfield" name, (iii) that the Manager and their Affiliated Persons are prohibited from operating, managing or franchising another Summerfield Suites hotel within the designated area on Exhibit C and (iv) for termination thereof, at Landlord's option, upon the termination of this Agreement. Tenant shall not take any action, grant any consent or permit any action under the Management Agreement which might have a material adverse effect on Landlord, without the prior written consent of Landlord; provided, however, that Landlord's consent shall not be required in connection with any assignment of the Manager's rights under the Management Agreement to (x) any Affiliated Person of the Manager having the full power, right and authority to provide all services and organizational expertise as contemplated and required by the Management Agreement or (y) any Person who acquires all or substantially all of the management contracts of the Manager, provided that, in either such case, the Leased Property will retain the right to use the "Summerfield" name. In the event of an assignment pursuant to clause (y) preceding, provided that the successor Manager (i) assumes, in writing all obligations of the Manager under the Management Agreement, and (ii) has a Tangible Net Worth, as of the date of assignment, equal to the greater of the Tangible Net Worth of the Manager as of the date of this Agreement, and the Tangible Net Worth of the Manager as of the date of such assignment, the Manager shall be released from all liabilities arising under the Management Agreement from and after the effective date of such assignment. Tenant shall not agree to any change in the Manager (except as provided in the preceding sentences), to any change in the Management Agreement (except as provided in the preceding sentences), terminate the Management Agreement or permit the Manager to assign the Management Agreement (except as provided in the preceding sentences) without the prior written approval of Landlord in each instance; provided, however, that the Manager may grant a security interest in its right to receive payments under the Management Agreement without Landlord's prior written approval.

                                   ARTICLE 6

                               IMPROVEMENTS, ETC.

         6.1 Improvements to the Leased Property. Tenant shall not make, construct or install (and shall direct the Manager not to construct or install) any Capital Additions (other than Capital Additions of the type described in
Section 5.1.2(a)(ii) and approved pursuant to Section 5.1.2(c) with respect to any Property without, in each instance, obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned provided that (a) construction or installation of the same would not adversely affect or violate any Legal Requirement or Insurance Requirement applicable to such Property and (b) Landlord shall have received an Officer's Certificate certifying as to the satisfaction of the conditions set out in clause (a) above; provided, however, that no such consent shall be required in the event immediate action is required to prevent imminent danger to person or property. Prior to commencing construction of any Capital Addition, Tenant shall submit, or shall direct the Manager or to submit, to Landlord, in writing, a proposal setting forth, in reasonable detail, any such proposed improvement and shall provide to Landlord such plans and specifications, and such permits, licenses, contracts and such other information concerning the same as Landlord may reasonably request. Landlord shall have thirty (30) days to review all materials submitted to

Landlord in connection with any such proposal. Failure of Landlord to respond to Tenant's or the Manager's proposal within thirty (30) days after receipt of all information and materials requested by Landlord in connection with the proposed improvement shall be deemed to constitute approval of the same. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such proposed improvement and the use or uses to which it will be put. No Capital Addition shall be made which would tie in or connect any Leased Improvement with any other improvements on property adjacent to such Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities. Tenant shall not finance, and shall direct the Manager not to finance, the cost of any construction of such improvement by the granting of a lien on or security interest in such Property or such improvement, or Tenant's interest therein, without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord's sole discretion. Any such improvements shall, upon the expiration or sooner termination of this Agreement, remain or pass to and become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances.

         6.2 Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions or non-Capital Additions or repairs required by Article 5 shall be or become the property of the party that paid for such work.

                                   ARTICLE 7

                                      LIENS

         7.1 Liens. Subject to Article 8, Tenant shall not, directly or indirectly, create or allow to remain and shall promptly discharge, at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or Tenant's leasehold interest therein or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Section 16.1, (e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet due and payable, or (ii) are being contested in accordance with Article 8, (f) liens of mechanics, laborers, materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable or are for sums that are being contested in accordance with Article 8, (g) any Hotel Mortgages or other liens which are the responsibility of Landlord pursuant to the provisions of Article 19, and (h) Landlord Liens and any other voluntary liens created by Landlord.

         7.2 Landlord's Lien. In addition to any statutory landlord's lien and in order to secure payment of the Rent and all other sums payable hereunder by Tenant, and to secure payment of any loss, cost or damage which Landlord may suffer by reason of Tenant's breach of this Agreement, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon Tenant's Personal Property (except motor vehicles and liquor licenses and permits), and
Tenant's interest in all ledger sheets, files, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing) relating to the operation of the Hotels (the "Records") and all proceeds therefrom, subject to any

Permitted Encumbrances; and such Tenant's Personal Property shall not be removed from the Leased Property at any time when a Default or an Event of Default has occurred and is continuing.

         Upon Landlord's request, Tenant shall execute and deliver to Landlord financing statements in form sufficient to perfect the security interest of Landlord in Tenant's Personal Property and the proceeds thereof in accordance with the provisions of the applicable laws of the relevant State. Tenant hereby grants Landlord an irrevocable limited power of attorney, coupled with an interest, to execute all such financing statements in Tenant's name, place and stead. The security interest herein granted is in addition to any statutory lien for the Rent.

                                   ARTICLE 8

                               PERMITTED CONTESTS

         Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, Environmental Obligation, lien, attachment, levy, encumbrance, charge or claim (collectively, "Claims") as to the Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant's obligation to pay any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any mortgage or deed of trust encumbering the Leased Property (Landlord agreeing that any such mortgage or deed of trust shall permit Tenant to exercise the rights granted pursuant to this Article 8) or any interest therein or result in or reasonably be expected to result in a lien attaching to the Leased Property, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys' fees, incurred by Landlord in connection therewith or as a result of Tenant's exercise of its rights under this Article 8. Landlord agrees to join in any such proceedings if required legally to prosecute such contest, provided that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees by agreement in form and substance reasonably satisfactory to Landlord, to assume and indemnify Landlord with respect to the same. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been fully reimbursed by Tenant. If Tenant shall fail (x) to pay or cause to be paid any Claims when finally determined, (y) to provide reasonable security therefor, or (z) to prosecute or cause to be prosecuted any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice shall not be required if Landlord shall reasonably determine that the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.

                                   ARTICLE 9

                          INSURANCE AND INDEMNIFICATION

         9.1 General Insurance Requirements. Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of the Leased Property, keep each Property and all property located therein or thereon, insured against the risks and in the amounts as follows and shall maintain, with respect to each Property, the following insurance:

                  (a) "All-risk" property insurance, including insurance against loss or damage by fire, vandalism and malicious mischief, earthquake, explosion of steam boilers, pressure vessels or other similar apparatus, now or hereafter installed in the Hotel located at such Property, with the usual extended coverage endorsements, in an amount equal to one hundred percent (100%) of the then full Replacement Cost thereof (as defined in Section 9.2);

                  (b) Business interruption insurance covering risk of loss during the lesser of the first twelve (12) months of reconstruction or the actual reconstruction period necessitated by the occurrence of any of the hazards described in subparagraph (a) above, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer;

                  (c) Comprehensive general liability insurance, including bodily injury and property damage in a form reasonably satisfactory to Landlord (and including, without limitation, broad form contractual liability, independent contractor's hazard and completed operations coverage) in an amount not less than One Million Dollars ($1,000,000) per occurrence, Three Million Dollars ($3,000,000) in the aggregate and umbrella coverage of all such claims in an amount not less than Fifty Million Dollars ($50,000,000);

                  (d) Flood (if such Property is located in whole or in part within an area identified as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended, or the Flood Disaster Protection Act of 1973, as amended (or any successor acts thereto)) and such other hazards and in such amounts as may be customary for comparable properties in the area;

                  (e) Worker's compensation insurance coverage if required by applicable law for all persons employed by Tenant on such Property with statutory limits and otherwise with limits of and provisions in accordance with the requirements of applicable local, State and federal law, and employer's liability insurance as is customarily carried by similar employers; and

                  (f) Such additional insurance as may be reasonably required, from time to time, by Landlord or any Hotel Mortgagee and which is customarily carried by comparable lodging properties in the area.

         9.2 Replacement Cost. "Replacement Cost" as used herein shall mean the actual replacement cost of the property requiring replacement from time to time, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In the event either party believes that the then full Replacement Cost has increased or decreased at any time during the Term, such party, at its own cost, shall have the right to have such full Replacement Cost redetermined by an independent accredited appraiser approved by the other, which approval shall not be unreasonably withheld or delayed. The party desiring to have the full Replacement Cost so redetermined shall forthwith, on receipt of such determination by such appraiser, give Notice thereof to the other. The determination of such appraiser shall be final and binding on the parties hereto until any subsequent determination under this Section 9.2, and Tenant shall forthwith conform the amount of the insurance carried to the amount so determined by the appraiser.

         9.3 Waiver of Subrogation. Landlord and Tenant agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the relevant State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

         9.4 Form Satisfactory, Etc. All insurance policies and endorsements required pursuant to this Article 9 shall be fully paid for, nonassessable and be issued by insurance carriers authorized to do business in the relevant State, having a general policy holder's rating of no less than B++ in Best's latest rating guide. All such policies described in Sections 9.1(a) through (d) shall include no deductible in excess of Two Hundred Fifty Thousand Dollars ($250,000) for any one Leased Property and no deductible in excess of One Million Dollars ($1,000,000) in the aggregate for the Collective Leased Properties, and, with the exception of the insurance described in Section 9.1(e), shall name Landlord and any Hotel Mortgagee as additional insureds, as their interests may appear. All loss adjustments shall be payable as provided in Article 10. Tenant shall cause all insurance premiums to be paid and shall deliver policies or certificates of insurance to Landlord prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy). All such policies shall provide Landlord (and any Hotel Mortgagee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy. In the event Tenant shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such certificates to Landlord or any Hotel Mortgagee at the times required, Landlord shall have the right, but not the obligation, subject to the provisions of
Section 12.5, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

         9.5 Blanket Policy. Notwithstanding anything to the contrary contained in this Article 9, Tenant's obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant, provided, that (a) the coverage thereby afforded will not be reduced or diminished from that which would exist under a separate policy meeting all other requirements of this Agreement, and
(b) the requirements of this Article 9 are otherwise satisfied. Without limiting the foregoing, the amounts of insurance that are required to be maintained pursuant to Section 9.1 shall be on a Hotel by Hotel basis, and shall be subject to only a per location aggregate limit, except for flood, earthquake and umbrella coverages.

         9.6 No Separate Insurance. Tenant shall not take out separate insurance, concurrent in form or contributing in the event of loss with that required by this Article 9, or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including Landlord and all Hotel Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Agreement. In the event Tenant shall take out any such separate insurance or increase any of the amounts of the then existing insurance, Tenant shall give Landlord prompt Notice thereof.

         9.7 Indemnification of Landlord. Notwithstanding the existence of any insurance provided for herein and without regard to the policy limits of any such insurance, Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about any Property or adjoining sidewalks or rights of way, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant, or any prior owner or operator of any Property, of any Property or Tenant's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Landlord is made a party or participant relating to any Property or Tenant's Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof including, failure to perform obligations (other than Condemnation proceedings) to which Landlord is made a party, (c) any Impositions that are the obligations of Tenant to pay pursuant to the applicable provisions of this Agreement, and (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Agreement. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord (and shall not be responsible for any duplicative attorneys' fees incurred by Landlord) or may compromise or otherwise dispose of the same, with Landlord's prior written consent (which consent may not be unreasonably withheld or delayed). In the event Landlord shall unreasonably withhold or delay its consent, Tenant shall not be liable pursuant to this Section 9.7 for any incremental increase in costs or expenses resulting therefrom. The obligations of Tenant under this Section
9.7 are in addition to the obligations set forth in Section 4.3 and shall survive the termination of this Agreement.

                                   ARTICLE 10

                                    CASUALTY

         10.1 Insurance Proceeds. Except as provided in the last clause of this sentence, all proceeds payable by reason of any loss or damage to any Property, or any portion thereof, and insured under any policy of insurance required by
Article 9 (other than the proceeds of any business interruption insurance) shall be paid directly to Landlord (subject to the provisions of Section 10.2) and all loss adjustments with respect to losses payable to Landlord shall require the prior written consent of Landlord; provided, however, that, so long as no Event of Default shall have occurred and be continuing, all such proceeds less than or equal to Two Hundred Fifty Thousand Dollars ($250,000), calculated on a Property by Property basis, shall be paid directly to Tenant and such losses may be adjusted without Landlord's consent. If Tenant is required to reconstruct or repair such Property as provided herein, such proceeds shall be paid out by Landlord from time to time for the reasonable costs of reconstruction or repair of such Property necessitated by such damage or destruction, subject to and in accordance with the provisions of Section 10.2.4. Provided no Default or Event of Default has occurred and is continuing, any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Tenant. In the event that the provisions of Section 10.2.1 are applicable, the insurance proceeds shall be retained by the party entitled thereto pursuant to Section
10.2.1. All salvage resulting from any risk covered by insurance shall belong to Landlord, provided any rights to the same have been waived by the insurer.

         10.2 Damage or Destruction.

                  10.2.1 Damage or Destruction of Leased Property. If, during the Term, any Property shall be totally or partially destroyed and the Hotel located thereon is thereby rendered Unsuitable for Its Permitted Use, either Landlord or Tenant may, by the giving of Notice thereof to the other, terminate this Agreement with respect to such Property, in which event, whereupon, this Agreement shall terminate with respect to the affected Property, Landlord shall be entitled to retain the insurance proceeds payable on account of such damage and Tenant shall thereafter have no obligation to pay Rent as to such Property for periods arising after the effective date of termination.

                  10.2.2 Partial Damage or Destruction. If, during the Term, any Property shall be totally or partially destroyed but the Hotel is not rendered Unsuitable for Its Permitted Use, Tenant shall promptly restore such Hotel as provided in Section 10.2.4 unless this Agreement is terminated as to such Hotel as provided in Section 10.2.3.

                  10.2.3 Insufficient  Insurance Proceeds.  If this Agreement is not otherwise terminated pursuant to this Article 10 and the cost of the repair or restoration of any Property exceeds the amount of insurance proceeds received by Landlord and Tenant pursuant to Section 9.1(a), (c), (d) or, if applicable,
(f), Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that, if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement). In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord's sole election by Notice to Tenant, given within sixty (60) days after Tenant's notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b). In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property by Notice to the other, whereupon, this Agreement shall terminate with respect to the affected Property as provided in Section 10.2.1. It is expressly understood and agreed, however, that, notwithstanding anything in this Agreement to the contrary, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall, upon any insurable loss, pay over the amount of such deductible to Landlord at the time and in the manner herein provided for payment of the applicable proceeds to Landlord.

                  10.2.4 Disbursement of Proceeds. In the event Tenant is required to restore any Property pursuant to Section 10.2, Tenant shall (or shall direct the Manager or (following the Patriot Acquisition Date) Subtenant
to) commence promptly and continue diligently to perform the repair and restoration of any Property (hereinafter called the "Work"), so as to restore such Property in compliance with all Legal Requirements and so that such Property shall be, to the extent practicable, substantially equivalent in value and general utility to its general utility and value immediately prior to such damage or destruction. Subject to the terms hereof, Landlord shall advance the insurance proceeds and any additional amounts payable by Landlord pursuant to
Section 10.2.3 to Tenant regularly during the repair and restoration period so as to permit payment for the cost of any such restoration and repair. Any such advances shall be made not more than monthly within ten (10) Business Days after Tenant submits to Landlord a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be reasonably acceptable to Landlord). Landlord may, at its option, condition advancement of said insurance proceeds and other amounts on (i) the absence of any Event of Default, (ii) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), (iii) general contractors' estimates, (iv) architect's certificates, (v) unconditional lien waivers of general contractors, if available, (vi) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (vii) such other certificates as Landlord may, from time to time, reasonably require.

         Landlord's obligation to disburse insurance proceeds under this Article 10 during the last two (2) years of the Term shall be subject to the release of such proceeds by any Hotel Mortgagee to Landlord; otherwise each such Hotel Mortgagee shall be obligated to make such funds available for Landlord's use in accordance with the terms of this Agreement. If any Hotel Mortgagee shall be unwilling to disburse insurance proceeds in accordance with the terms of this Agreement, Tenant shall have the right, by the giving of Notice thereof to Landlord within ten (10) Business Days after Tenant learns of such unwillingness, to treat such Property as rendered Unsuitable for its Permitted Use for purposes of Section 10.2.1. Tenant's obligation to restore the applicable Property pursuant to this Article 10 shall be subject to the release of available insurance proceeds by the applicable Hotel Mortgagee to Landlord or directly to Tenant.

         Tenant's  obligation to restore the affected  Property pursuant to this
Article 10 shall be subject to the release of available insurance proceeds by the applicable Hotel Mortgagee to Landlord or directly to Tenant and, in the event such proceeds are insufficient, Landlord electing to make such deficiency available therefor (and disbursement of such deficiency).

         10.3 Damage Near End of Term. Notwithstanding any provisions of Section
10.1 or 10.2 to the contrary, if damage to or destruction of any Property occurs during the last twelve (12) months of the Term (including any exercised Extended Terms) and if such damage or destruction cannot reasonably be expected to be fully repaired and restored prior to the date that is six (6) months prior to the end of such Term, the provisions of Section 10.2.1 shall apply as if such Property had been totally or partially destroyed and the Hotel rendered Unsuitable for its Permitted Use.

         10.4 Tenant's Property. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property shall be paid to Tenant and, to the extent necessary to repair or replace Tenant's Personal Property in accordance with Section 10.5, Tenant shall hold such proceeds in trust to pay the cost of repairing or replacing damaged Tenant's Personal Property.

         10.5 Restoration of Tenant's Property. If Tenant is required to restore any Property as hereinabove provided, Tenant shall either (a) restore all alterations and improvements made by Tenant and Tenant's Personal Property, or
(b) replace such alterations and improvements and Tenant's Personal Property with improvements or items of the same or better quality and utility in the operation of such Property.

         10.6 No Abatement of Rent. Unless terminated by either party pursuant to this Article 10 (and then only with respect to the affected Property), this Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any damage involving any Property (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Tenant hereunder). The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction to any Property and, to the maximum extent permitted by law, no local or State statute, laws, rules, regulation or ordinance in effect during the Term which provide for such a contingency shall have any application in such case.

         10.7 Waiver. Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of any Property or any portion thereof.

                                   ARTICLE 11

                                  CONDEMNATION

         11.1 Total Condemnation, Etc. If either (i) the whole of any Property shall be taken by Condemnation or (ii) a Condemnation of less than the whole of any Property renders any Property Unsuitable for Its Permitted Use, this Agreement shall terminate with respect to such Property, Tenant and Landlord shall seek the Award for their interests in the applicable Property as provided in Section 11.5 and, as the effective date of taking, the Minimum Rent payable hereunder shall be reduced by such Property's allocable share thereof.

         11.2 Partial Condemnation. In the event of a Condemnation of less than the whole of any Property such that such Property is still suitable for its Permitted Use, Tenant shall, to the extent of the Award actually received by Tenant and any additional amounts disbursed by Landlord as hereinafter provided, commence promptly and continue diligently to restore the untaken portion of the Leased Improvements so that such Leased Improvements shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to such Condemnation, in full compliance with all Legal Requirements, subject to the provisions of this Section 11.2. If the cost of the repair or restoration of such Property exceeds the amount of the Award, Tenant shall give Landlord Notice thereof which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so, except that if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Agreement). In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord's sole election by Notice to Tenant given within sixty (60) days after Tenant's Notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be adjusted as provided in Section 3.1.1(b). In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement with respect to the affected Property, whereupon, the entire Award shall be retained by Landlord and Tenant shall thereafter have no obligation to pay Rent for periods arising after the effective date of termination.

         Subject to the terms hereof, Landlord shall contribute to the cost of restoration that part of the Award necessary to complete such repair or restoration, together with severance and other damages awarded for the taken Leased Improvements and any deficiency Landlord has agreed to disburse, to Tenant regularly during the restoration period so as to permit payment for the cost of such repair or restoration. Landlord may, at its option, condition advancement of such Award and other amounts on (i) the absence of any Event of Default, (ii) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld or delayed), (iii) general contractors' estimates, (iv) architect's certificates,
(v) unconditional lien waivers of general contractors, if available, (vi) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (vii) such other certificates as Landlord may, from time to time, reasonably require. Landlord's obligation under this Section 11.2 to disburse the Award and such other amounts shall be subject to (x) the collection thereof by Landlord and (y) during the last two
(2) years of the Term, the release of such Award by the applicable Hotel Mortgagee; otherwise each such Hotel Mortgagee shall be obligated to make such funds available for Landlord's use in accordance with the terms of this Agreement. If any Hotel Mortgagee shall be unwilling to disburse Award proceeds in accordance with the terms of this Agreement, by the giving of Notice thereof to Landlord within ten (10) Business Days after Tenant learns of such unwillingness, to treat such Property as rendered Unsuitable for its Permitted Use for purposes of Section 11.1. Tenant's obligation to restore the Leased Property shall be subject to the release of the Award by the applicable Hotel Mortgagee to Landlord or directly to Tenant.

         11.3 Abatement of Rent. Unless terminated by either party pursuant to this Article 11 (and then only with respect to the affected Property), this Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any Condemnation involving any Property. The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving any Property and, to the maximum extent permitted by law, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

         11.4 Temporary Condemnation. In the event of any temporary Condemnation of any Property or Tenant's interest therein, this Agreement shall continue in full force and effect and Tenant shall continue to pay, in the manner and on the terms herein specified, the full amount of the Rent. Tenant shall continue to perform and observe all of the other terms and conditions of this Agreement on the part of Tenant to be performed and observed. Provided no Event of Default has occurred and is continuing, the entire amount of any Award made for such temporary Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Tenant. Tenant shall, promptly upon the termination of any such period of temporary Condemnation, at its sole cost and expense, restore such Property to the condition that existed immediately prior to such Condemnation, in full compliance with all Legal Requirements, unless such period of temporary Condemnation shall extend beyond the expiration of the Term, in which event Tenant shall not be required to make such restoration. For purposes of this Section 11.4, a Condemnation shall be deemed to be temporary if the period of such Condemnation is not expected to, and does not, exceed twelve
(12) months.

         11.5 Allocation of Award. Except as provided in Section 11.4 and the second sentence of this Section 11.5, the total Award shall be solely the property of and payable to Landlord. Any portion of the Award made for the taking of Tenant's leasehold interest in any Property, loss of business during the remainder of the Term, the taking of Tenant's Personal Property, or Tenant's removal and relocation expenses shall be the sole property of and payable to Tenant (subject to the provisions of Section 11.2). In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

         12.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

                  (a) should Tenant fail to make any payment of the Rent or any other sum (including, but not limited to, funding of the FF&E Reserve) payable hereunder when due; or

                  (b) should Tenant fail to maintain the insurance coverages required under Article 9 and such failure shall continue for ten (10) Business Days after Notice thereof (except that no Notice shall be required if any such insurance coverages shall have lapsed); or

                  (c) should Tenant default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it (other than as specified in clauses (a) and (b) above) and such default shall continue for a period of fifteen (15) Business Days after Notice thereof from Landlord to Tenant; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time and if, in addition, Tenant commences to cure or cause to be cured such default within fifteen (15) Business Days after Notice thereof from Landlord and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional one hundred eighty (180) days in the aggregate) as may be necessary to cure such default with all due diligence; or

                  (d) should an event of default by Tenant or any Affiliated Person as to Tenant occur and be continuing beyond the expiration of any applicable cure period under any of the Incidental Documents or the Management Agreement; or

                  (e) should any material representation or warranty made by Tenant or any Affiliated Person as to Tenant under or in connection with this Agreement or any Incidental Document or in any document, certificate or agreement delivered in connection herewith or therewith prove to have been false or misleading in any material respect on the date when made or deemed made and the same shall continue for five (5) Business Days after Notice thereof from Landlord; or

                  (f) should Tenant generally not be paying its debts as they become due or should Tenant make a general assignment for the benefit of creditors; or

                  (g) should any petition be filed by or against Tenant under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Tenant seeking to adjudicate Tenant a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of Tenant's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant or for any substantial part of the property of Tenant and such proceeding is not dismissed within ninety (90) days after institution thereof, or should Tenant take any action to authorize or effect any of the actions set forth above in this paragraph; or

                  (h) should Tenant cause or institute any proceeding for its dissolution or termination; or

                  (i) should the estate or interest of Tenant in any Property or any part thereof be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of (x) one hundred and twenty (120) days after commencement thereof, unless the amount in dispute is less than $250,000, in which case Tenant shall give notice to Landlord of the dispute but Tenant may defend in any suitable way, and (y) thirty (30) days after receipt by Tenant of Notice thereof from Landlord (unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article 8); or

                  (j) should any of Tenant or Manager cease to be a direct or indirect Subsidiary of Wyndham (provided, however that it shall not be an Event of Default if Manager ceases to be a direct or indirect Subsidiary of Wyndham as a consequence of a transaction in which a Person, including, but not limited to, a Lending Institution, acquires all or substantially all of the management contracts of Manager, provided, that the Hotels will retain the right to use the "Summerfield Suites" name); or

                  (k) should any provision of the Special Organizational Document Provisions or Separateness Agreement be violated or modified, and such violation or modification continues for ten (10) Business Days after Notice thereof;

then, and in any such event, Landlord, in addition to all other remedies available to it, may terminate this Agreement with respect to any or all of the Leased Property by giving Notice thereof to Tenant and upon the expiration of the time, if any, fixed in such Notice, this Agreement shall terminate with respect to all or the designated portion of the Leased Property and all rights of Tenant under this Agreement with respect thereto shall cease. Landlord shall have and may exercise all rights and remedies available at law and in equity to Landlord as a result of Tenant's breach of this Agreement.

         Upon the occurrence of an Event of Default, Landlord may, in addition to any other remedies provided herein, enter upon the Leased Property or any portion thereof and take possession of any and all of Tenant's Personal Property, if any, and the Records, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, after giving Tenant reasonable Notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant's Personal Property, if any, unless otherwise prohibited by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable Notice shall be met if such Notice is given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such property (including, reasonable attorneys' fees) shall be applied as a credit against the indebtedness which is secured by the security interest granted in Section 7.2. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiency to Landlord, as Additional Charges, upon demand.

         12.2 Remedies. None of (a) the termination of this Agreement with respect to any Property or all of the Leased Property pursuant to Section 12.1,
(b) the repossession of the Leased Property or any portion thereof, (c) the failure of Landlord to re-let the Leased Property or any portion thereof, nor
(d) the reletting of all or any of portion of the Leased Property, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or re-letting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property through and including the date of such termination. Thereafter, Tenant, until the end of what would have been the Term of this Agreement in the absence of such termination, and whether or not the Leased Property or any portion thereof shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any re-letting of the Leased Property, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if this Agreement had not been so terminated with respect to such of the Leased Property.

         At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages beyond the date of such termination, at Landlord's election, Tenant shall pay to Landlord an amount equal to the present value (discounted at the Interest Rate) of the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such termination (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Impositions and Additional Rent would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of this Agreement if the same remained in effect, over the fair market rental for the same period. Nothing contained in this Agreement shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

         In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (a) relet the Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that

Landlord considers advisable and necessary to relet the same, and (b) may make such reasonable alterations, repairs and decorations in the Leased Property or any portion thereof as Landlord, in its sole and absolute discretion, considers advisable and necessary for the purpose of reletting the Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Subject to the last sentence of this paragraph, Landlord shall in no event be liable in any way whatsoever for any failure to relet all or any portion of the Leased
Property, or, in the event that the Leased Property is relet, for failure to collect the rent under such reletting. To the maximum extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Leased Property, by reason of the occurrence and continuation of an Event of Default hereunder. Landlord covenants and agrees, in the event of any termination of this Agreement as a result of an Event of Default, to use reasonable efforts to mitigate its damages.

         12.3  Tenant's  Waiver.  IF THIS  AGREEMENT IS  TERMINATED  PURSUANT TO
SECTION 12.1 OR 12.2, TENANT WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF SUMMARY PROCEEDINGS TO ENFORCE THE REMEDIES SET FORTH IN THIS ARTICLE 12, AND THE BENEFIT OF ANY LAWS NOW OR HEREAFTER IN FORCE EXEMPTING PROPERTY FROM LIABILITY FOR RENT OR FOR DEBT.

         12.4 Application of Funds. Any payments received by Landlord under any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant's current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the relevant State.

         12.5 Landlord's Right to Cure Tenant's Default. If an Event of Default shall have occurred and be continuing, Landlord, after Notice to Tenant (which Notice shall not be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the maximum extent permitted by law, enter upon the Leased Property or any portion thereof for such purpose and take all such action thereon as, in Landlord's sole and absolute discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

                                   ARTICLE 13

                                  HOLDING OVER

         Any holding over by Tenant after the expiration or sooner termination of this Agreement shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Minimum Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages (direct or indirect) sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Agreement, to the extent applicable. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Agreement.

                                   ARTICLE 14

                 LANDLORD'S NOTICE OBLIGATIONS; LANDLORD DEFAULT

         14.1 Landlord Notice Obligation. Landlord shall give prompt Notice to Tenant of any matters affecting the Leased Property of which Landlord receives written notice or actual knowledge and, to the extent Tenant otherwise has no notice or actual knowledge thereof, Landlord shall be liable for any liabilities arising from the failure to deliver such Notice to Tenant.

         14.2 Landlord's Default. If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Agreement or any obligation of Landlord, if any, under any agreement affecting the Leased Property, the performance of which is not Tenant's obligation pursuant to this Agreement, and any such default shall continue for a period of ten (10) days after Notice thereof with respect to monetary defaults and thirty (30) days after Notice thereof with respect to non-monetary defaults from Tenant to Landlord and any applicable Hotel Mortgagee, or such additional period as may be reasonably required to correct the same, Tenant may declare the occurrence of a "Landlord Default" by a second Notice to Landlord and to such Hotel Mortgagee. Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses (including reasonable attorneys' fees and court costs) incurred by Tenant in curing the same, together with interest thereon (to the extent permitted by law) from the date Landlord receives Tenant's invoice, at the Overdue Rate. Tenant shall have no right to terminate this Agreement for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any Rent or other charges due hereunder.

         If Landlord shall in good faith dispute the occurrence of any Landlord Default and Landlord, before the expiration of the applicable cure period, shall give Notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof; provided, however, that in the event of any such adverse determination, Landlord shall pay to Tenant interest on any disputed funds at the Interest Rate, from the date demand for such funds was made by Tenant until the date of final adverse determination and, thereafter, at the Overdue Rate until paid. If Tenant and Landlord shall fail, in good faith, to resolve any such dispute within ten (10) days after Landlord's Notice of dispute, either may submit the matter for resolution to a court of competent jurisdiction.

                                   ARTICLE 15

                                 PURCHASE RIGHTS

         15.1 First Refusal to Purchase. Provided, (a) no Default or Event of Default shall have occurred and be continuing, (b) this Agreement shall be of full force and effect, and (c) other than as expressly permitted or required by
Section 16 or consented to by Landlord (which consent may be given or withheld by Landlord in its sole discretion), Tenant shall not have assigned this Agreement or subleased all or any portion of the Leased Property, Tenant shall have a first refusal option to purchase any Property upon the same price, terms and conditions as Landlord shall propose to sell such Property, or upon the same price, terms and conditions of any offer from a third party to purchase such Property which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided); provided, however, that, if the proposed purchase price is for other than cash, Tenant shall have the right to purchase such Property on cash equivalent terms determined by the agreement of the parties or, if they cannot agree within ten (10) Business Days, by arbitration in accordance with the rules of the American Arbitration Association then in effect. If, during the Term, Landlord reaches such agreement with a third party or proposes to offer any Property for sale, Landlord shall promptly give written notice to Tenant of the purchase price and all other material terms and conditions of such agreement or proposed sale and Tenant shall have sixty
(60) days thereafter to exercise Tenant's option to purchase by written notice to Landlord thereof. Failure of Tenant to respond within such 60-day period shall be deemed a waiver of Tenant's right to purchase the Property with respect to such offer pursuant to this Section 15.1. If Tenant exercises its option, the sale to Tenant shall be consummated upon the same terms and conditions as contained in such agreement or Landlord's notice of the proposed sale. If Tenant shall not exercise its option to purchase within the time period and in the manner above provided, Landlord shall be free to sell such Property to such third party at the price and upon terms substantially similar to those offered to Tenant. The rights granted to Tenant pursuant to this Section 15.1 shall not apply to any financing or sale-leaseback transaction or any transaction pursuant to which Landlord is merged or consolidated with another Person; provided, however, that any Person who shall acquire the Leased Premises shall acquire them subject to, and shall be bound by, the provisions of this Section 15.1. The provisions of this Section 15.1 shall inure to the benefit of Tenant and any permitted successors and assigns of Tenant pursuant to this Agreement.

         15.2 Purchase by Tenant. In the event that, in the reasonable determination of Tenant, it shall no longer be economically practical to operate any Property as an "all suites" hotel, and Tenant and Landlord have not agreed on an alternative use for such Property or on the substitution of one or more other properties for such Property as provided in Section 4.1.1(b), Tenant may permanently cease operation of such Property (notwithstanding Section 4.1.1(a)) and concurrently give Landlord irrevocable written Notice (i) of Tenant's election to terminate this Agreement with respect to such Property and simultaneously purchase such Property from Landlord for a purchase price equal to one hundred twenty five percent (125%) of the Adjusted

Purchase Price for such Property (the "Buyout Price") and (ii) certifying that Tenant has permanently ceased operating such Property as an "all suites" hotel. Such purchase shall occur on the Business Day designated in such Notice, which shall be a date not later than ninety (90) days after the date of such Notice (the "Purchase Date"). Landlord shall, upon receipt from Tenant of the Buyout Price for such Property, together with full payment of any unpaid Rent and other charges due and payable with respect to any period ending on or before the Purchase Date, and so long as no Default or Event of Default shall have occurred and be continuing at such time, deliver to Tenant an appropriate deed and other instruments, conveying the entire interest of Landlord in and to such Property to Tenant, free and clear of all encumbrances created through the act or omission of Landlord, and such other documents as are customarily and reasonably required of sellers by title companies or purchasers. This Agreement shall thereupon terminate as to such Property. The Buyout Price and all other amounts to be paid to Landlord on the Purchase Date shall be paid in immediately available funds as directed by Landlord. Other than as specifically provided above, such Property shall be conveyed to Tenant on an "as is" basis, and in its then physical condition. The closing of any such sale shall be contingent upon and subject to Tenant's obtaining any required governmental consents and approvals for such transfer, provided that Landlord shall reasonably cooperate with Tenant in obtaining such consents and approvals. All expenses of such conveyance, including, without limitation, all transfer and sales taxes, documentary fees, the fees and expenses of counsel to Landlord and the cost of any title examination or title insurance, shall be for the account of Tenant.

         15.3 Landlord's Option to Purchase Tenant's Personal Property; Transfer of Licenses. Landlord shall have the option to purchase Tenant's Personal Property, at the expiration or termination of this Agreement, for an amount equal to the then net market value thereof (current replacement cost as determined by appraisal less accumulated depreciation on Tenant's books pertaining thereto), subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements and other encumbrances to which such Personal Property is subject. Upon the expiration or sooner termination of this Agreement, Tenant shall use its best efforts to transfer and assign to Landlord or its designee, or assist Landlord or its designee in obtaining, any contracts, licenses, and certificates required for the then operation of the Leased Property.

                                   ARTICLE 16

                            SUBLETTING AND ASSIGNMENT

         16.1 Subletting and Assignment. Except as provided in Section 16.3, Tenant shall not, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole and absolute, good faith, discretion), assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Agreement or sublease (which term shall be deemed to include the granting of concessions, licenses and the like), all or any part of the Leased Property or suffer or permit this Agreement or the leasehold estate created hereby or any other rights arising under this Agreement to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or operation of the Leased Property by anyone other than Tenant and the Manager, or the Leased Property to be offered or advertised for assignment or subletting. For purposes of this Section

16.1, an assignment and/or transfer of this Agreement shall be deemed to include any direct or indirect transfer of any interest in Tenant such that Tenant shall cease to be a direct or indirect Subsidiary of Wyndham, or any transaction pursuant to which Tenant is merged or consolidated with another Entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other Entity, as if such change in control or transaction were an assignment of this Agreement.

         If this Agreement is assigned or otherwise transferred or if the Leased Property or any part thereof are sublet (or occupied by anybody other than Tenant, the Manager and their respective employees or hotel guests) Landlord may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Section 16.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Agreement.

         No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder), and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in this Section 16.1. No assignment, subletting or occupancy shall affect any Permitted Use. Any subletting, assignment or other transfer of Tenant's interest under this Agreement in contravention of this Section 16.1 shall be voidable at Landlord's option.

         16.2 Required Sublease Provisions. Any sublease of all or any portion of the Leased Property entered into on or after the date hereof shall provide
(a) that it is subject and subordinate to this Agreement and to the matters to which this Agreement is or shall be subject or subordinate; (b) that in the event of termination of this Agreement or reentry or dispossession of Tenant by Landlord under this Agreement, Landlord may, at its option, terminate such sublease or take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Hotel Mortgagee, as holder of a mortgage or as Landlord under this Agreement, if such mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month's Rent, (iv) be bound by any covenant of Tenant to undertake or complete any construction of the Leased Property or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease that are performed after the date of such attornment, (vii) be responsible for any monies owing by Tenant to the credit of such subtenant, or (viii) be required to remove any Person occupying any portion of the Leased Property; and (c), in the event that such subtenant receives a written Notice from Landlord or any Hotel Mortgagee stating that an Event of Default has occurred and is continuing, such subtenant shall thereafter be obligated to pay all rentals accruing under such sublease directly to the party giving such Notice or as such party may direct. All rentals received from such subtenant by Landlord or the Hotel Mortgagee, as the case may be, shall be credited against the amounts owing by Tenant under this Agreement and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such subtenant or assignee, as the case may be, in form and substance reasonably satisfactory to Landlord, shall be delivered promptly to Landlord and (a) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Agreement on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof and (b) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder.

         The provisions of this Section 16.2 shall not be deemed a waiver of the provisions set forth in the first paragraph of Section 16.1.

         16.3 Permitted Sublease. Notwithstanding the foregoing, including, without limitation, Section 16.1, but subject to any other express conditions or limitations set forth herein Tenant may, in each instance after Notice to Landlord, sublease space at the Leased Property for newsstand, gift shop, parking garage, health club, restaurant, bar or commissary purposes or similar concessions in furtherance of the Permitted Use, so long as such subleases do not demise, in the aggregate, in excess of two thousand (2,000) square feet per Property, will not violate or affect any Legal Requirement or Insurance Requirement, and Tenant shall provide such additional insurance coverage applicable to the activities to be conducted in such subleased space as Landlord and any Hotel Mortgagee may reasonably require.

         16.4 Sublease Limitation. For so long as Landlord or any Affiliated Person as to Landlord shall seek to qualify as a real estate investment trust, anything contained in this Agreement to the contrary notwithstanding, Tenant shall not sublet or otherwise enter into any agreement with respect to the Leased Property or any part thereof on any basis such that the rental or other fees to be paid by any sublessee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such sublessee, any other formula such that any portion of such sublease rental would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or would otherwise disqualify Landlord for treatment as a real estate investment trust.

                                   ARTICLE 17

                 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

         17.1 Estoppel Certificates. At any time and from time to time, upon not less than ten (10) Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other an Officer's Certificate certifying that this Agreement is unmodified and in full force and effect (or that this Agreement is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request. Any such certificate furnished pursuant to this Section 17.1 may be relied upon by the requesting party, its lenders and any prospective purchaser or mortgagee of the Leased Property or the leasehold estate created hereby.

         17.2 Financial Statements. Tenant shall furnish or cause to have furnished, as applicable, the following statements to Landlord:

                  (a) within forty-five (45) days after each of the first three quarters of any Fiscal Year, the most recent Consolidated Financials, accompanied by the Financial Officer's Certificate;

                  (b) within ninety (90) days after the end of each Fiscal Year, the most recent Consolidated Financials for such year, certified by an independent certified public accountant reasonably satisfactory to Landlord and accompanied by a Financial Officer's Certificate;

                  (c) within thirty (30) days after the end of each month, an unaudited operating statement, prepared on a Hotel by Hotel basis, including occupancy percentages and average rate, accompanied by a Financial Officer's Certificate;

                  (d) promptly after the sending or filing thereof, copies of all reports which Tenant or Wyndham sends to its security holders generally, and copies of all periodic reports which Tenant or Wyndham files with the SEC or any stock exchange on which its shares are listed or traded;

                  (e) at any time and from time to time upon not less than twenty (20) days Notice from Landlord, any Consolidated Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, governmental authority or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

                  (f) promptly, upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant or Wyndham, as Landlord reasonably may request from time to time.

         Landlord may at any time, and from time to time, provide any Hotel Mortgagee with copies of any of the foregoing statements.

         In addition, Landlord shall have the right, from time to time at Landlord's sole cost and expense, upon reasonable Notice, during Tenant's customary business hours, to cause Tenant's books and records with respect to the Leased Property to be audited by auditors selected by Landlord at the place where such books and records are customarily kept.

         17.3 General Operations. Tenant shall furnish to Landlord:

                  (a) Within thirty (30) days after receipt or modification thereof, copies of all licenses with respect to any Hotel authorizing Tenant and/or the Manager to operate such Hotel for its Permitted Use;

                  (b) Not less than thirty (30) days after the commencement of any Fiscal Year, proposed annual income and ordinary expense and capital improvement budgets, setting forth projected income and costs and expenses projected to be incurred by Tenant in managing, owning, maintaining and operating the Hotels, on both a combined and a Hotel-by-Hotel basis, during the next succeeding Fiscal Year; and

                  (c) Promptly after receipt or sending thereof, copies of all notices given or received by Tenant under the Management Agreement.


                                   ARTICLE 18

                           LANDLORD'S RIGHT TO INSPECT

         Tenant shall permit, and shall direct the Manager to permit, Landlord and its authorized representatives to inspect the Leased Property during usual business hours upon not less than twenty-four (24) hours' notice and to make such repairs as Landlord is permitted or required to make pursuant to the terms of this Agreement, provided that any inspection or repair by Landlord or its representatives will not unreasonably interfere with Tenant's use and operation of the Leased Property and further provided that in the event of an emergency, as determined by Landlord in its reasonable discretion, prior Notice shall not be necessary.

                                   ARTICLE 19

                                 HOTEL MORTGAGES

         19.1 Landlord May Grant Liens. Without the consent of Tenant, Landlord may, subject to the terms and conditions set forth in this Section 19.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Notwithstanding anything to the contrary set forth in Section 19.2, any such Encumbrance shall include the right to prepay (whether or not subject to a prepayment penalty) and shall provide (subject to Section 19.2) that it is subject to the rights of Tenant under this Agreement.

         19.2 Subordination of Lease. Subject to Section 19.1 and this Section 19.2, this Agreement, any and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the Leased Property or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust. This section shall be self-operative and no further instrument of subordination shall be required provided that Tenant has received a nondisturbance and attornment agreement from each Superior Mortgagee and/or Superior Landlord, consistent with the provisions of this Section 19.2 and otherwise in form and substance reasonably satisfactory to Tenant. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Agreement is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest at the time referred to, is herein called "Superior Landlord" and any mortgage or deed of trust to which this Agreement is, at the time referred to, subject and subordinate, is herein called "Superior Mortgage" and the holder, trustee or beneficiary of a Superior Mortgage is herein called "Superior Mortgagee". Tenant shall have no obligations under any Superior Lease or Superior Mortgage other than those expressly set forth in this Section 19.2.

         If any Superior Landlord or Superior Mortgagee or the nominee or designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under this Agreement (any such person, "Successor Landlord"), whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, such Successor Landlord shall recognize Tenant's rights under this Agreement as herein provided and Tenant shall attorn to and recognize the Successor Landlord as Tenant's landlord under this Agreement and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment (provided that such instrument does not alter the terms of this Agreement), whereupon, this Agreement shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Agreement, except that the Successor Landlord (unless formerly Landlord under this Agreement or its nominee or designee) shall not be
(a) liable in any way to Tenant for any act or omission, neglect or default on the part of any prior Landlord under this Agreement, (b) responsible for any monies owing by or on deposit with any prior Landlord to the credit of Tenant (except to the extent actually paid or delivered to the Successor Landlord), (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against any prior Landlord, (d) bound by any modification of this Agreement subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Minimum Rent or Additional Rent for more than one (1) month in advance of the date due hereunder, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to Tenant beyond the Successor Landlord's interest in the Leased Property and the rents, income, receipts, revenues, issues and profits issuing from the Leased Property, (f) responsible for the performance of any work to be done by Landlord under this Agreement to render the Leased Property ready for occupancy by Tenant (subject to Landlord's obligations under Section 5.1.3(b) or with respect to any insurance or Condemnation proceeds), or (g) required to remove any Person occupying the Leased Property or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid and Landlord agrees to provide

Tenant with an instrument of nondisturbance and attornment from each such Superior Mortgagee and Superior Landlord in form and substance reasonably satisfactory to Tenant. Nothing contained in this Section 19.2 shall relieve Landlord from any liability to Tenant under this Agreement following the exercise of remedies by a Superior Mortgagee.

         19.3 Notice to Mortgagee and Superior Landlord. Subsequent to the receipt by Tenant of Notice from Landlord as to the identity of any Hotel Mortgagee or Superior Landlord under a lease with Landlord, as ground lessee, which includes the Leased Property as part of the demised premises and which complies with Section 19.1 and 19.2 (which Notice shall be accompanied by a copy of the applicable mortgage or lease), no notice from Tenant to Landlord as to the Leased Property shall be effective unless and until a copy of the same is given to such Hotel Mortgagee or Superior Landlord at the address set forth in the above described Notice, and the curing of any of Landlord's defaults by such Hotel Mortgagee or Superior Landlord shall be treated as performance by Landlord.

                                   ARTICLE 20

                         ADDITIONAL COVENANTS OF TENANT

         20.1 Prompt Payment of Indebtedness. Tenant shall (a) pay or cause to be paid when due all payments of principal of and premium and interest on Tenant's Indebtedness for money borrowed and shall not permit or suffer any such Indebtedness to become or remain in default beyond any applicable grace or cure period, (b) pay or cause to be paid when due all lawful claims for labor and rents with respect to the Leased Property, (c) pay or cause to be paid when due all trade payables and (d) pay or cause to be paid when due all other of Tenant's Indebtedness upon which it is or becomes obligated, except, in each case, other than that referred to in clause (a), to the extent payment is being contested in good faith by appropriate proceedings in accordance with Article 8 and if Tenant shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, if appropriate, or unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced.

         20.2 Conduct of Business. Tenant shall not engage in any business other than the leasing and operation of the Leased Property and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate or partnership existence, as applicable, and its rights and licenses necessary to conduct such business.

         20.3 Maintenance of Accounts and Records. Tenant shall keep true records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP, where applicable, Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP, where applicable, except for changes approved by such independent public accountants. Tenant shall provide to Landlord either in a footnote to the financial statements delivered under Section 17.2 which relate to the period in which such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements.

         20.4 Notice of Litigation, Etc. Tenant shall give prompt Notice to Landlord of any litigation or any administrative proceeding to which it may hereafter become a party of which Tenant has notice or actual knowledge which involves a potential uninsured liability equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000) or which, in Tenant's reasonable opinion, may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or condition, financial or other, of Tenant. Forthwith upon Tenant obtaining knowledge of any Default, Event of Default or any default or event of default under any agreement relating to Indebtedness for money borrowed in an aggregate amount exceeding, at any one time, Two Hundred Fifty Thousand Dollars ($250,000), or any event or condition that would be required to be disclosed in a current report filed by Tenant on Form 8-K or in Part II of a quarterly report on Form 10-Q if Tenant were required to file such reports under the Securities Exchange Act of 1934, as amended, Tenant shall furnish Notice thereof to Landlord specifying the nature and period of existence thereof and what action Tenant has taken or is taking or proposes to take with respect thereto.

         20.5 Indebtedness of Tenant. Tenant shall not create, incur, assume or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any Indebtedness except the following:

                  (a) Indebtedness of Tenant to Landlord;

                  (b) Indebtedness of Tenant for Impositions, to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8;

                  (c)  Indebtedness  of Tenant in respect of judgments or awards
         (i) which have been in force for less than the applicable appeal period and in respect of which execution thereof shall have been stayed pending such appeal or review, or (ii) which are fully covered by insurance payable to Tenant, or (iii) which are for an amount not in excess of $250,000 in the aggregate at any one time outstanding and (x) which have been in force for not longer than the applicable appeal period, so long as execution is not levied thereunder or (y) in respect of which an appeal or proceedings for review shall at the time be prosecuted in good faith in accordance with the provisions of Article 8, and in respect of which execution thereof shall have been stayed pending such appeal or review;

                  (d) operating liabilities incurred in the ordinary course of Tenant's business;

                  (e) Indebtedness incurred to finance the acquisition of equipment or personal property acquired in accordance with Section 6.1; provided that (i) the terms of such Indebtedness permit assumption by Landlord or an Affiliated Person thereof, and are otherwise approved by Landlord in writing (which approval shall not be unreasonably withheld, delayed or conditioned), and (ii) any Lien securing such Indebtedness is permitted by Section 20.9(a); and

                  (f) fees payable to the Manager pursuant to the Management Agreement; provided however that (i) no fees shall be paid to the Manager upon the occurrence and during the continuance of a Default or Event of Default and (ii) such fees shall be fully subordinated in right of payment the payment of Rent hereunder.

         20.6 Financial Condition of Tenant. Tenant shall at all times maintain Tangible Net Worth in an amount of not less than $15,000,000 (provided, however, that it is expressly understood and agreed that the amount of the Security Deposit may for such purpose be counted as equity at the full amount thereof).

         20.7 Distributions, Payments to Affiliated Persons, Etc. Tenant shall not declare, order, pay or make, directly or indirectly, any Distribution or payment to, or investment in, any Affiliated Person of Tenant (including payments in the ordinary course of business and payments pursuant to management agreements with any such Affiliated Person) or set apart any sum or property therefor, or agree to do so, if, at the time of such proposed action, or immediately after giving effect thereto, an Event of Default shall exist. Otherwise, as long as no Event of Default shall have occurred and be continuing, Tenant may make Distributions, loans and payments to Affiliated Persons (other than from the FF&E Reserve, which shall be governed by Section 5.1.2) without restriction.

         20.8 Prohibited Transactions. Tenant shall not permit to exist or enter into any agreement or arrangement whereby it engages in a transaction of any kind with any Affiliated Person as to Tenant, except on terms and conditions which are commercially reasonable or as otherwise provided in Section 20.5(e).

         20.9 Liens and Encumbrances. Except as permitted by Section 7.1, Tenant shall not create or incur or suffer to be created or incurred or to exist any Lien on this Agreement or any of Tenant's assets, properties, rights or income, or any of its interest therein, now or at any time hereafter owned, other than:

                  (a) Liens securing  Indebtedness  incurred in accordance  with
         Section 20.5(e); provided, however, that (i) such Lien shall at all times be confined solely to the asset in question, and (ii) the aggregate principal amount of Indebtedness secured by any such Lien shall not exceed the cost of acquisition or construction of the property subject thereto;

                  (b) Permitted Encumbrances; and

                  (c) As permitted pursuant to Section 20.5(b) or (c).

         20.10 Merger; Sale of Assets; Etc. Except as otherwise permitted by this Agreement, Tenant shall not (i) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, all or any material portion of its assets (including capital stock) or business to any Person, (ii) merge into or with or consolidate with any other Entity, or (iii) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, any personal property or fixtures or any real property; provided, however, that, notwithstanding the provisions of clause (iii) preceding, Tenant may dispose of equipment or fixtures which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility (but not necessarily having the same function) have been provided.

                                   ARTICLE 21

                         REPRESENTATIONS AND WARRANTIES

         21.1 Representations of Tenant. To induce Landlord to enter into this Agreement, Tenant represents and warrants to Landlord as of the date hereof as follows:

                  21.1.1 Status and Authority of Tenant. Tenant is a limited partnership duly organized, validly existing and in corporate good standing under the laws of the State of Kansas. The Tenant General Partner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Tenant and the Tenant General Partner have all requisite power and authority under the laws of its state of formation and its respective organizational documents to enter into and perform its obligations under this Agreement and the Incidental Documents and to consummate the transactions contemplated hereby. Each of Tenant and the Tenant General Partner has duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification.

                  21.1.2 Action of Tenant. Each of Tenant and Tenant General Partner have taken all necessary action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the valid and binding obligation and agreement of Tenant, enforceable against Tenant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

                  21.1.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Tenant, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon Tenant or the Leased Property pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other material agreement or instrument by which Tenant or, to Tenant's knowledge, the Leased Property is bound.

                  21.1.4 Litigation. To Tenant's knowledge, and except as set forth in sections 3.9 and 3.10 of the Disclosure Schedule attached to the Purchase Agreements or otherwise disclosed to Landlord in writing, no action or proceeding is pending or threatened and no investigation looking toward such an action or proceeding has begun, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto, will result in any material adverse change in the business, operation, affairs or condition of the Leased Property or Tenant, result in or subject the Leased Property or Tenant to a material liability, or involves condemnation or eminent domain proceedings against any part of the Leased Property.

                  21.1.5 Existing Leases, Agreements, Etc. To Tenant's knowledge, other than any agreements provided to Landlord prior to the March 20, 1998, there are no material agreements affecting the Leased Property which will be binding on Landlord subsequent to the Commencement Date.

                  21.1.6 Disclosure. To Tenant's knowledge there is no fact or condition which materially and adversely affects the business or condition of the Leased Property which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to Landlord in connection with the transactions contemplated hereby.

                  21.1.7 Utilities, Etc. To Tenant's knowledge, all utilities and services necessary for the use and operation of the Leased Property
(including, without limitation, road access, gas, water, electricity and telephone) are available thereto, are of sufficient capacity to meet adequately all needs and requirements necessary for the current use and operation of the Leased Property and for its intended purposes. To Tenant's knowledge, no fact, condition or proceeding exists which would result in the termination or material impairment of the furnishing of such utilities to the Leased Property.

                  21.1.8 Compliance With Law. To Tenant's knowledge, the Leased Property and the use and operation thereof do not violate any material federal, state, municipal and other governmental statutes, ordinances, by-laws, rules, regulations or any other legal requirements, including, without limitation, those relating to construction, occupancy, zoning, adequacy of parking, environmental protection, occupational health and safety and fire safety applicable thereto; and there are presently in effect all material licenses, permits and other authorizations necessary for the current use, occupancy and operation thereof. To Tenant's knowledge, there is no threatened request, application, proceeding, plan, study or effort which would materially adversely affect the present use or zoning of the Leased Property or which would modify or realign any adjacent street or highway in a manner which would materially adversely affect the use and operation of the Leased Property.

                  21.1.9 Hazardous Substances. Except as disclosed to Landlord in writing or as described in any environmental report delivered to Landlord on or prior to March 20, 1998, to Tenant's knowledge, no tenant or other occupant or user of the Leased Property, or any portion thereof, has stored or disposed of (or engaged in the business of storing or disposing of) or has released or caused the release of any Hazardous Substances, and, to Tenant's knowledge, except as disclosed to Landlord in writing or as described in any environmental report delivered to Landlord on or prior to March 20, 1998, the Leased Property is free from any such Hazardous Substances, except any such materials maintained in accordance with Applicable Law.

         21.2 Representations of Landlord. To induce Tenant to enter in this Agreement, Landlord represents and warrants to Tenant as follows:

                  21.2.1 Status and Authority of Landlord. Landlord is a real estate investment trust duly organized, validly existing and in corporate good standing under the laws of the State of Maryland. Landlord has all requisite power and authority under the laws of its state of formation and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Landlord has duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification.

                  21.2.2 Action of Landlord. Landlord has taken all necessary action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the valid and binding obligation and agreement of Landlord, enforceable against Landlord in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

                  21.2.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Landlord, nor compliance with the terms and provisions hereof, will result in any material breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any material property or assets of Landlord pursuant to the terms of any material indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Landlord is bound.

                  21.2.4 Litigation. No investigation, action or proceeding is pending and, to Landlord's knowledge, no action or proceeding is threatened and no investigation looking toward such an action or proceeding has begun, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         21.3  Survival,  Etc. The  representations  and warranties set forth in
Section 21.1.5 shall remain in effect only for a one-year period after the date of this Agreement. Except as otherwise expressly provided in this Agreement, Tenant disclaims the making of any representations or warranties, express or implied, regarding the Leased Property or matters affecting the Leased Property, whether made by Tenant, on Tenant's behalf or otherwise, including, without limitation, the physical condition of the Leased Property, title to or the boundaries of the Land, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to the Leased Property or the market and physical environments in which it is located. Landlord acknowledges
(i) that Landlord has entered into this Agreement with the intention of making and relying upon its own investigation or that of third parties with respect to the physical, environmental, economic and legal condition of the Leased Property and (ii) that Landlord is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be delivered to Landlord by Tenant. Landlord further acknowledges that it has not received from or on behalf of Tenant any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of third party accounting, tax, legal, architectural, engineering, property management and other advisors. Subject to the provisions of this Agreement, Landlord shall purchase the Leased Property in its "as is" condition on the date hereof.

                                   ARTICLE 22

                                  MISCELLANEOUS

         22.1 Limitation on Payment of Rent. All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord under this Agreement exceed the maximum permissible under applicable law, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which would be excessive shall be applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount. This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

         22.2 No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

         22.3 Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord or Tenant, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

         22.4 Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

         22.5 Acceptance of Surrender. No surrender to Landlord of this Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

         22.6 No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly this Agreement or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Leased Property.

         22.7 Conveyance by Landlord. If Landlord or any successor owner of all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, Landlord or such successor owner, as the case may be, shall, provided such successor owner shall have a Tangible Net Worth of not less than Five Million Dollars ($5,000,000), (y) such conveyance shall occur subsequent to the first anniversary of the Commencement Date and (z) Landlord shall transfer in cash any unapplied balance of the Security Deposit to such successor owner, thereupon be released from all future liabilities and obligations of Landlord under this Agreement with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         22.8 Quiet Enjoyment. Provided that no Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, but subject to (a) any Encumbrance permitted under Article 19 or otherwise permitted to be created by Landlord hereunder provided that the holder of such Encumbrance has, to the extent appropriate, executed a nondisturbance agreement pursuant to Section 19.2 or a subordination agreement in form and substance reasonably acceptable to Tenant, (b) all Permitted Encumbrances, (c) liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings, provided the same do not materially interfere with Tenant's ability to operate the Hotel, and (d) liens that have been consented to in writing by Tenant. Except as otherwise provided in this Agreement, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Agreement or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Agreement, or to fail to perform any other obligation of Tenant hereunder.

         22.9 Memorandum of Lease. Neither Landlord nor Tenant shall record this Agreement. However, Landlord and Tenant shall promptly, upon the request of the other, enter into a short form memorandum of this Agreement, in form suitable for recording under the laws of the relevant State in which reference to this Agreement, and all options contained herein, shall be made. The parties shall share equally all costs and expenses of recording such memorandum.

         22.10 Notices.

                  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

                  (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

                  (c)      All such notices shall be addressed,

         if to Landlord to:

                  c/o Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. John G. Murray
                  [Telecopier No. (617) 969-5730]

         with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attn:  Alexander A. Notopoulos, Jr., Esq.
                  [Telecopier No. (617) 338-2880]

         if to Tenant to:

                  c/o Wyndham International, Inc.
                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas  75207
                  Attn:  General Counsel
                  [Telecopier:  (214) 863-1262]
           with a copy to:

                  Locke, Liddell & Sapp LLP
                  2200 Ross Avenue, Suite 2200
                  Dallas, Texas  75201
                  Attn:  J. Mitchell Bell, Esq.
                  [Telecopier No. (214) 740-8800]

                  (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         22.11 Trade Area Restriction. Neither Tenant nor any of its Affiliated Persons shall own, build, franchise, manage or operate any Summerfield Suites hotel within the designated area on Exhibit C, at any time during the Term; it being expressly understood and agreed that hotels other than Summerfield Suites hotels (e.g., garden, full service, Sierra Suites or resort hotels) are not subject to the foregoing restriction.

         22.12 Construction. Anything contained in this Agreement to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. In no event shall Landlord be liable for any consequential damages suffered by Tenant as the result of a breach of this Agreement by Landlord. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the provisions of this Agreement. Except as otherwise set forth in this Agreement, any obligations of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Agreement.

         22.13 Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

         22.14 Applicable Law, Etc. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of The Commonwealth of Massachusetts which are to be performed entirely within The Commonwealth of Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         22.15 Nonrecourse. Nothing contained in this Agreement shall be construed to impose any liabilities or obligations on SHC or any of its shareholders for the payment or performance of the obligations or liabilities of Tenant under this Agreement.

         22.16 Confidentiality. Except to prospective lenders and purchasers or as may be required by law, the SEC or any securities and exchange commission, Landlord shall not disclose any of Tenant's confidential or proprietary information to any Person.

         22.17 Costs and Expenses. Tenant shall pay its and Landlord's expenses incident to the negotiation, preparation and carrying out of this Agreement, including, without limitation, all reasonable fees and expenses of Landlord's counsel. Tenant shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement.

         22.18 Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING LANDLORD, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPTSHC PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



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




         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

                                  LANDLORD:

                                  HPTSHC PROPERTIES TRUST


                                  By: /s/ John G. Murray
                                      Its President

                                  TENANT:

                                  SUMMERFIELD HPT LEASE COMPANY, L.P.,
                                  a Kansas limited partnership

                                           By:  Summerfield HPT Lease Company
                                           L.L.C., its General Partner

                                           By: /s/ Judy L. Hendrick
                                           Its: Authorized Representative



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